 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
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AMERALIA, INC.

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AMERALIA, INC. 3200 County Road 31 Rifle, Colorado 81650
Notice of Annual Meeting of Shareholders

To all Shareholders of AmerAlia, Inc.:

You are invited to attend the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of AmerAlia, Inc. (the “Company”).  The Annual Meeting will be held at Doubletree Hotel, 9599 Skokie Bvd, Skokie, IL, on June 21, 2010 at 10am Central Time.  The purposes of the meeting are:

1.
The election of the nominees to AmerAlia’s Board of Directors (the “Board”) to serve until AmerAlia’s 2011 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Bill H. Gunn (Chairman), Robert C.J. van Mourik, Neil E. Summerson, Geoffrey C. Murphy, James V. Riley, Robert C. Woolard, and J. Jeffrey Geldermann;

2.	Ratification of the appointment of AmerAlia’s independent registered public accounting firm for the fiscal year ending June 30, 2010;

3.	Amending and restating AmerAlia’s Articles of Incorporation for the purpose of increasing the number of authorized shares of our common stock, par value $0.01, from 100,000,000 to 700,000,000;

4.	Amending and restating AmerAlia’s Articles of Incorporation for the purpose of changing the name of the company to Natural Resources Corporation, Inc.;

5
Approving a reverse stock split of AmerAlia’s common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time up to December 31, 2010, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and amending and restating AmerAlia’s Articles of Incorporation following the reverse stock split for the purpose of decreasing the number of authorized shares of our common stock, par value $0.01, from 700,000,000 to a number to be determined by the Board in its sole discretion;

6.	Approving AmerAlia’s 2010 Directors’ Incentive Plan;

7.	Approving AmerAlia’s 2010 Stock Option Plan; and

8.	Any other business that may properly come before the meeting.

The Board has fixed April 27, 2010, as the record date for the Annual Meeting.  Only shareholders of AmerAlia of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of shareholders as of April 27, 2010, will be available at the Annual Meeting for inspection by any shareholder.  Shareholders will need to register at the meeting to attend the Annual Meeting.  If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of shares of common stock of the Company as of April 27, 2010.  Please bring that documentation to the Annual Meeting.

IMPORTANT

This Notice of Meeting, Proxy Statement and form of proxy are enclosed.  These documents contain important information and I encourage you to read them carefully.  Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Bill H. Gunn

Bill H. Gunn
AmerAlia, Inc.
3200 County Road 31
Rifle, Colorado 81650	May 21, 2010

AMERALIA, INC. 3200 County Road 31 Rifle, Colorado 81650
Proxy Statement for Annual Meeting of Shareholders To Be Held June 21, 2010, at 10.00 am Central Time Doubletree Hotel, 9599 Skokie Boulevard, Skokie, Illinois

Unless the context requires otherwise, references in this statement to “AmerAlia,” the “Company,” “we,” “us” or “our” refer to AmerAlia, Inc.  The terms “AmerAlia,” “we,” “us” or “our” do not refer to (a) Natural Soda Holdings, Inc. (“NSHI”), in which AmerAlia holds an 18% equity interest (AmerAlia plans on owning 100% of NSHI; see “Proposal 3,” below); or (b) Natural Soda, Inc. (“NSI”), a wholly-owned subsidiary of NSHI.

The Annual Meeting of Shareholders of AmerAlia (referred to as the “Annual Meeting”) will be held on June 21, 2010, at Doubletree Hotel, 9599 Skokie Bvd, Skokie, IL, at 10am Central Time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by AmerAlia’s Board of Directors (referred to as the “Board”) of proxies for this Annual Meeting.  AmerAlia anticipates that this Proxy Statement and the form of proxy will be mailed to holders of AmerAlia’s common stock, par value $0.01 (AmerAlia’s common stock will be referred to as the “Common Shares”) on or about May 21, 2010.

You are invited to attend the Annual Meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail, voting by telephone or over the internet or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how Common Shares should be voted will be voted:

•	FOR the election of all Directors,
•	FOR the ratification of the appointment of AmerAlia’s independent registered public accounting firm,
•	FOR the amendment and restatement of AmerAlia’s Articles of Incorporation for the purpose of increasing the number of authorized Common Shares,
•	FOR the amendment and restatement of AmerAlia’s Articles of Incorporation changing the name of the Company to Natural Resources Corporation, Inc.;
•
FOR approving a reverse stock split to decrease the number of issued Common Shares and amending and restating AmerAlia’s Articles of Incorporation following the reverse stock split to decrease the number of authorized Common Shares at any time up to December 31, 2010;

•	FOR approving AmerAlia’s 2010 Directors’ Incentive Plan; and
•	FOR approving AmerAlia’s 2010 Stock Option Plan.

Our corporate Bylaws define a quorum as a majority of the outstanding shares of AmerAlia entitled to vote, represented in person or by proxy.  AmerAlia’s Bylaws do not allow cumulative voting for Directors.  If there is a quorum present, the seven nominees for election as Director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for Directors, every shareholder entitled to vote at such election has the right to vote the number of shares owned by the shareholder for as many persons as there are Directors to be elected.  A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of AmerAlia’s independent registered public accounting firm and to approve AmerAlia’s 2010 Directors’ Incentive Plan and 2010 Stock Option Plan.  A majority of the voting power of voting shares of AmerAlia entitled to vote at the Annual Meeting is required to approve the amendment and restatement of AmerAlia’s Articles of Incorporation to increase the authorized number of Common Shares of AmerAlia, to approve the amendment and restatement of AmerAlia’s Articles of Incorporation  to change the name of the Company, and to approve the reverse stock split and subsequent amendment and restatement of AmerAlia’s Articles of Incorporation.

Please note that Sentient USA Resources Fund, L.P. (“Sentient I”) holds 72.4% of our outstanding Common Shares. We believe Sentient I will be present at the Annual Meeting, however, we are unsure how Sentient I will vote at the Annual Meeting.  As our majority shareholder, if Sentient I votes in favor of a proposal, the proposal will be approved and if Sentient I votes against a proposal, the proposal will not be approved.

AmerAlia’s Articles of Incorporation allow for the amendment and restatement of AmerAlia’s Articles of Incorporation by the affirmative vote of a majority of the shares entitled to vote on each such amendment.  Please note that Sentient I is potentially an interested party to Proposal 3 since the primary purpose of increasing the authorized number of Common Shares would be to provide AmerAlia with a sufficient number of authorized, but unissued, Common Shares to offer to Sentient I in exchange for the 820,000 shares of NSHI stock held by Sentient I (see “Proposal 3,” below).  Accordingly, although not required by AmerAlia’s Articles of Incorporation or Bylaws, AmerAlia seeks to obtain a FOR vote from the holders of a majority of AmerAlia’s Common Shares not held by Sentient I for the proposal to amend and restate AmerAlia Articles of Incorporation to increase the number of authorized Common Shares.  If the holders of a majority of the Company’s Common Shares not held by Sentient I do not vote for the Proposal 3, we will not amend and restate our Articles of Incorporation to increase our authorized capital.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on April 27, 2010 and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which AmerAlia would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card, you appoint Bill H. Gunn, President and Chief Executive Officer to AmerAlia, and Robert C.J. van Mourik, Chief Financial Officer and Executive Vice President to AmerAlia, as your representatives at the Annual Meeting.  As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card.  With proxy voting, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 27, 2010 as the record date for the Annual Meeting.  Only holders of AmerAlia voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many Common Shares are outstanding?

As of April 27, 2010, AmerAlia had 66,293,696 Common Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.
The election of the nominees to AmerAlia’s Board of Directors to serve until AmerAlia’s 2011 Annual Meeting of Shareholders or until successors are duly elected and qualified.  The following are nominees for election as Directors: Bill H. Gunn (Chairman), Robert C.J. van Mourik, Neil E. Summerson, Geoffrey C. Murphy, James V. Riley, Robert C. Woolard, and J. Jeffrey Geldermann;

2.	Ratification of the appointment of AmerAlia’s independent registered public accounting firm for the fiscal year ending June 30, 2010;

3.	Amending and restating AmerAlia’s Articles of Incorporation for the purpose of increasing the number of authorized Common Shares from 100,000,000 to 700,000,000;

4.	Amending and restating AmerAlia’s Articles of Incorporation for the purpose of changing the name of the company to Natural Resources Corporation, Inc.;

5.
Approving a reverse stock split of AmerAlia’s Common Shares by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to December 31, 2010, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and amending and restating AmerAlia’s Articles of Incorporation following the reverse stock split for the purpose of decreasing the number of authorized Common Shares to a number to be determined by the Board in its sole discretion;

6.	Approving AmerAlia’s 2010 Directors’ Incentive Plan;

7.	Approving AmerAlia’s 2010 Stock Option Plan; and

8.	Any other business that may properly come before the meeting.

▪	How many votes do I get?

Each Common Share is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote:

•	FOR each of the nominees to the Board,
•	FOR the ratification of the appointment of AmerAlia’s independent registered public accounting firm,
•	FOR amending AmerAlia’s Articles of Incorporation for the purposes of increasing the number of authorized Common Shares from 100,000,000 to 700,000,000;
•	FOR amending AmerAlia’s Articles of Incorporation for the purpose of changing the name of the company to Natural Resources Corporation, Inc.;
•
FOR approving a reverse stock split for the purpose of decreasing the number of issued Common Shares at any time prior to December 31, 2010 and amending and restating AmerAlia’s Articles of Incorporation following the reverse stock split to decrease the number of authorized Common Shares to a number to be determined by the Board in its sole discretion;

•	FOR approving AmerAlia’s 2010 Directors’ Incentive Plan; and
•	FOR approving AmerAlia’s 2010 Stock Option Plan.

How do I vote?

You have several voting options. You may vote by:

1.
Signing and printing your name on the lines specified for such purpose at the bottom of the form of proxy; and return the properly executed and completed form of proxy by mailing it in the enclosed return envelope addressed to Computershare Investor Services Inc.; or

2.	Completing your proxy and following the steps outlined on the secured website: www.investorvote.com/AALA; or

3.
Completing your proxy over the telephone: call 1-800-652-VOTE (8683) any time on a touch tone telephone.  Calls within the USA, US territories & Canada will not incur a charge but calls from outside the US may not be toll free;

to be received by mid-day, Central Time on Friday, June 18, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

Or attend the Annual Meeting and vote in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Annual Meeting?

AmerAlia will pass out written ballots to anyone who wants to vote at the Annual Meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

–
Signing another proxy with a later date and mailing it to the attention of: Mr. Bill H. Gunn at AmerAlia, Inc. 3200 County Road 31, Rifle, Colorado 81650, so long as it is received prior to mid-day, Central Time on Friday, June 18, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting; or

–	Voting in person at the Annual Meeting.

–	Beneficial shareholders should refer to the instructions received from their stockbroker or registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, AmerAlia must have a quorum, which means that a majority of the outstanding voting shares of AmerAlia as of the record date must be present at the Annual Meeting.  Based on 66,293,696 voting shares outstanding as of the record date of April 27, 2010, 33,146,849 shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum.  Please note that we expect a quorum to be present since we expect Sentient I, which holds 72.4% of our Common Shares as of the date of this Proxy Statement, to be present at the Annual Meeting.  Your shares will be counted as present at the Annual Meeting if you:

–	Submit a properly executed proxy as discussed above; or

–	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since AmerAlia’s Bylaws state that certain matters presented at a meeting of the shareholders must be approved by the majority of the outstanding shares of AmerAlia entitled to vote, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.  As Directors are elected by a plurality of the votes cast at the Annual Meeting, in person or by proxy, a properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted, will not count FOR any of the nominees for which the vote was withheld and will have no effect on the election of Directors.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business.  Amending and restating AmerAlia’s Articles of Incorporation to increase the number of authorized Common Shares, to change the name of the Company, and decrease the number of authorized Common Shares following approval of a reverse stock split and approving AmerAlia’s 2010 Directors’ Incentive Plan and 2010 Stock Option Plan are all non-routine matters and consequently, brokers may not vote shares held in street name for their customers in relation to these items of business.  The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant will have the same effect as a vote against such proposal.

How many votes are needed to elect Directors?

The seven nominees for election as Director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for Directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are Directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of Directors will have no effect on the election of Directors.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.   We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO on or abstains from this proposal, the proposal will not be approved.

How many votes are needed to amend and restate AmerAlia’s Articles of Incorporation to increase the number of authorized Common Shares?

The amendment and restatement of AmerAlia’s Articles of Incorporation for the purpose of increasing the number of authorized Common Shares will be approved if a majority of the Common Shares outstanding votes FOR the proposal.  Please note that Sentient I is potentially an interested party to the proposal to amend and restate the Articles of Incorporation for primary purpose for the increase in the authorized number of Common Shares would be to provide AmerAlia with a sufficient number of authorized, but unissued, Common Shares to offer to Sentient I in exchange for the 820,000 shares of NSHI stock held by Sentient I (see “Proposal 3,” below).  Accordingly, although not required by the Articles of Incorporation or Bylaws, AmerAlia seeks to obtain a FOR vote from the holders of a majority of AmerAlia’s Common Shares not held by Sentient I for the proposal to amend and restate the Articles of Incorporation to increase the number of authorized Common Shares.  If the holders of a majority of the Common Shares not held by Sentient I do not vote for the proposal to amend and restate our Articles of Incorporation to increase the number of authorized Common Shares, we will not amend and restate our Articles of Incorporation for that purpose.  If that occurs, we will not be able to offer Sentient I a sufficient number of Common Shares in exchange for all of its NSHI shares and, therefore, we will not be able to become majority holder of NSHI.  If we do not become majority holder of NSHI, we will likely be required to register as an investment company pursuant to the Investment Company Act of 1940 (the “1940 Act”).  The consequences of registering under the 1940 Act or failing to register are described in more detail in Proposal 3.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to amend and restate AmerAlia’s Articles of Incorporation to change the name of the Company?

The amendment and restatement of AmerAlia’s Articles of Incorporation for the purpose of changing the name of the Company will be approved if a majority of the Common Shares outstanding votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO on or abstains from this proposal, the proposal will not be approved.

How many votes are needed to approve the reverse stock split and the subsequent amendment and restatement of AmerAlia’s Articles of Incorporation?

The approval of the reverse stock split and subsequent amendment and restatement of AmerAlia’s Articles of Incorporation will be approved if a majority of the Common Shares outstanding votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.   We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO or abstains from this proposal, the proposal will not be approved.

How many votes are needed to approve AmerAlia’s 2010 Directors’ Incentive Plan and 2010 Stock Option Plan?

AmerAlia’s 2010 Directors’ Incentive Plan and 2010 Stock Option Plan will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposals.  A properly executed proxy card marked ABSTAIN with respect to these proposals will have the same effect as voting AGAINST the proposals.  We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO or abstains from these proposals, the proposals will not be approved.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the meeting.  See “What effect does a broker non-vote have?” above for a discussion on which matters your broker may vote your Common Shares.

If your Common Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

AmerAlia will publish the final results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

AmerAlia will bear the cost of soliciting proxies. Additionally, AmerAlia may hire a proxy solicitor to help reach the quorum requirement.  AmerAlia will pay a reasonable fee in relation to these services.  Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of AmerAlia’s Common Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are shareholder proposals due for the 2011 annual meeting of Shareholders?

In order to be considered for inclusion in next year’s 2011 proxy statement, shareholder proposals must be submitted in writing to the Secretary, AmerAlia, Inc., 3200 County Road 31, Rifle, Colorado 81650, and received no later than December 31, 2010.  Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after December 31, 2010 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934 (the “Exchange Act”).

How can I obtain a copy of the 2009 Annual Report on Form 10-K?

AmerAlia’s 2009 Annual Report on Form 10-K for its fiscal year ended June 30, 2009, including the financial statements contained therein, is contained within this mailing and is available on the internet with this Proxy Statement through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns Common Shares on the record date, AmerAlia will provide to such shareholder, without charge, a paper copy of our 2009 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, AmerAlia will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2009 Annual Report on Form 10-K should be mailed to:

AmerAlia, Inc.
3200 County Road 31
Rifle, Colorado 81650
Attention: Corporate Secretary

PROPOSAL 1
ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

AmerAlia’s current Bylaws require the Board to have between three and twelve persons.  The current Board is composed of seven Directors.  If all Director nominees are elected at the Annual Meeting, the Board will be composed of seven (7) Directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All Directors serve one-year terms or until their successors are elected and qualified at the next Annual Meeting or, if an Annual Meeting is not held, or the Directors are not elected at an Annual Meeting, the Directors may be elected at any special meeting of the shareholders held for that purpose.

Who is standing for election this year?

The Board has nominated the following seven current Board Members for re-election at the 2010 Annual Meeting, to hold office until the 2011 Annual Meeting:

–	Bill H. Gunn (Chairman)

–	Robert C.J. van Mourik

–	Neil E. Summerson

–	Geoffrey C. Murphy

–	James V. Riley

–	J. Jeffrey Geldermann

–	Robert C. Woolard

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

The seven nominees for election as Director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for Directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are Directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of Directors will have no effect on the election of Directors.

The Board recommends a vote FOR each of the nominees.  All proxies executed and returned without an indication of how Common Shares should be voted will be voted FOR the election of all nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors, Director nominees, and executive officers.  Directors hold office until the next Annual Meeting of Shareholders and a successor is elected and qualified, or until their resignation.  Executive officers are elected at annual meetings of the Board of Directors.  Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal. The ages of the Directors, Director nominees, and officers are shown as of June 30, 2009.

Name	Current Office	Principal Occupation	Director/Officer/ Significant Employee Since	Age
Bill H. Gunn	President, CEO and Chairman of the Board	President and CEO of AmerAlia	February 1984	67
Robert C.J. van Mourik	Chief Financial Officer, Executive Vice President, Secretary, Treasurer and Director	Chief Financial Officer and Executive Vice President of AmerAlia	January 1989	56
Neil E. Summerson(1)	Director	Director of numerous Australian public and private companies	September 1990	62
Geoffrey C. Murphy(1)	Director	Principal, Valor Leadership Partners, LLC.	June 1999	68
James V. Riley(1)	Director	Retired	October 2001	72
Robert C. Woolard(1)	Director	Retired	May 2004	73
J. Jeffrey Geldermann(1)	Director	President of Credentials, Inc.	June 2004	59
Bradley Bunnett(3)	Significant Employee	President of NSI	April 2004	44
Bob Warneke(3)	Significant Employee	Director of Manufacturing of NSI	August 2007	54

(1)	Indicates that the director or nominee is “independent” in accordance with Rule 5605(a)(2) of the Nasdaq listing rules.

(2)	Mr. Bunnett and Mr. Warneke are significant employees of NSI. NSI is a wholly-owned subsidiary of NHSI, in which we hold an 18% equity interest.

The following is a description of the business background of the Directors and executive officers of AmerAlia.

Bill H. Gunn

Mr. Gunn graduated in Commerce from the University of Queensland, Australia in 1963, achieving his Accounting Certificate from the University of Queensland in the same year.  Subsequently, he was admitted as a member of the Australian Society of Certified Practising Accountants and has successfully completed and passed the examinations for admittance as a Certified Public Accountant (CPA) in the USA.

Mr. Gunn has been a self-employed investor, CPA, and a director of several Australian Stock Exchange listed public companies, as well as a number of majority owned private corporations.   Since February 1984 he has been Chairman, CEO and President of AmerAlia.

Robert C.J. van Mourik

Mr. van Mourik has served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of AmerAlia since 1989 and was elected a Director in September 1990.  He graduated in 1974 with a Bachelor of Applied Science (Applied Chemistry) from the Victoria Institute of Colleges, Australia and in 1981 with a Master’s Degree in Business Administration from the University of Newcastle, Australia.  He is a Fellow of the Australian Institute of Company Directors.

Neil E. Summerson

Mr. Summerson is a director of several Australian listed and unlisted public companies and closely held, private companies.  He is a director of Bank of Queensland Ltd, Moore Stephens (Qld) Limited, Pioneer Permanent Building Society Limited, Home Building Society Limited, PQ Lifestyles Limited and Australian Made Campaign Limited; Australian public companies.  He was the Senior Partner, and for five years prior was Managing Partner, in the international accounting firm of Ernst & Young, at its offices in Brisbane, Australia.  Mr. Summerson received his Bachelor of Commerce degree from the University of Queensland in 1968.  He is a Fellow of the Institute of Chartered Accountants

Geoffrey C. Murphy

In 2009 Mr. Murphy became a principal of Valor Leadership Partners, LLC, a consulting firm based in Peachtree City, Georgia.  Previously, he was employed as the Senior Vice President of Citrico Holdings, Inc., a company engaged in the manufacture of lemon-based products from September 1, 2001 until September 30, 2004.   Mr. Murphy graduated with a Bachelor’s degree from Dartmouth College, and a Master’s of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College.

James V. Riley

In 1975, Mr. Riley founded Transportation Media, Inc. and served as its President and Chief Executive Officer until the company was sold to Clear Channel Communications in February 1998.  The corporation, now known as Clear Channel Airports, specializes in the operation, marketing and sales of media programs at airports.  Mr. Riley retired as the Chairman of Clear Channel Airports in March 2005.

Robert C. Woolard

Mr. Woolard retired in August 2003 after being in the brokerage and investment banking business for 45 years.  His last 5 years were spent at Stifel, Nicolaus & Company, a member firm of the New York Stock Exchange as a Vice-President/Account Supervisor in the Investment Banking Department.

J. Jeffrey Geldermann

Mr. Geldermann is and has been since 1997, President of Credentials, Inc., a company offering computer based electronic academic qualifications verification services used by colleges and universities.

Significant Employees

In addition to the Directors and executive officers discussed above, NSI has two significant employees.  They are Bradley (“Brad”) Bunnett, President, and Robert (“Bob”) Warneke, Director of Manufacturing.

Bradley Bunnett

Brad Bunnett joined NSI as Director of Sales & Marketing in April 2004 and was appointed President in 2009. He is responsible for all aspects of the sodium bicarbonate mining operation.

Bob Warneke

Bob Warneke joined NSI in August 2007.  He has 29 years of manufacturing experience in industrial, chemical and mineral industries.  He was employed by FMC Corporation for 14 years until 1993 progressing in engineering and management.  In his last assignment with FMC, Bob managed the start up of a new sodium bicarbonate facility in Green River, Wyoming.  In 1993 he joined North American Chemical Company and its successor companies as the plant manager of a new sodium bicarbonate plant in Rifle which is now the NSI plant.  Bob transferred from IMC Chemical Company in 2000 to become plant manager of their soda ash facility in California until his return to Colorado in early 2007.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, Director nominee, executive officer, or other key employees.  To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

During the past five years, no Director or executive officer of AmerAlia has:

•
Filed or has had filed against him a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of filing, or any corporation or business association of which he was an executive officer at or within two years before such filings;

•	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, trading, commodity or banking activities;

•
Been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity; or

•
Been found by a court of competent jurisdiction in a civil action or by the SEC, or by the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

CORPORATE GOVERNANCE

Board of Directors Structure

AmerAlia’s current Bylaws require the Board to have at least three and no more than twelve persons.  The current Board and the proposed Board are composed of seven Directors.

Additionally, Sentient I has the right to nominate up to three candidates for election to the Board.  However, Sentient I has not exercised its right to nominate candidates for election to the Board at the Annual Meeting.

Director Independence

We will have seven directors as of June 21, 2010, which includes five independent directors and two non-independent directors.  Our independent directors are:

•	Neil E. Summerson
•	Geoffrey C. Murphy
•	James V. Riley
•	J. Jeffrey Geldermann
•	Robert C. Woolard

Our non-independent directors

•	Bill H. Gunn, President & CEO
•	Robert van Mourik, Executive Vice President, Chief Financial Officer, Secretary and Treasurer.

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Rule 5605(a)(2) of the Nasdaq listing rules.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the fiscal year ended June 30, 2009, the Board met four times by telephone.  None of the incumbent Directors attended fewer than 75% of the Board meetings.  Since June 30, 2009, the Board has met three times by telephone and acted once by statement of consent.

Board members are not required to attend the Annual Meeting.

Communications to the Board

Shareholders interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member at AmerAlia, Inc., 3200 County Road 31, Rifle, Colorado 81650.  AmerAlia will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  AmerAlia will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established two board committees: an Audit Committee and a Compensation Committee.

The information below sets out the current members of each of AmerAlia’s Board committees and summarizes the functions of each of the committees in accordance with their mandates.

Nominating Committee

The Board does not currently have a nominating committee because we are not focused on recruiting.  However, the Board intends to establish a Nominating Committee and seek new directors, particularly if we can successfully complete the restructuring of our holdings in NSHI with Sentient I as described in Proposal 3.  Our independent directors currently perform the functions of a nominating committee.

Additionally, Sentient I has the right to nominate up to three candidates for election to the Board.  However, Sentient I has not exercised its right to nominate candidates for election to the Board at the Annual Meeting.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and Audit Committee charter that comply with Rule 10A-3 of the Exchange Act. Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. Our Audit Committee comprises three Directors all of whom, in the opinion of AmerAlia’s Board of Directors, are independent (in accordance with Rule 10A-3 of the Exchange Act): Neil E. Summerson (Chairman), Geoffrey C. Murphy and James V. Riley.  The Board of Directors has determined that Neil E. Summerson and Geoffrey C. Murphy are both qualified to be and are “financial experts” as defined under Item 407(d)(5) of Regulation S-K.

The purpose of the Audit Committee is to provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices and the quality and integrity of AmerAlia’s financial reports.  The Audit Committee engages the services of the auditors.

During the fiscal year ended June 30, 2009, the Audit Committee met formally four times and has met three times since the end of our fiscal year.

Audit Committee Report

AmerAlia’s Audit Committee oversees AmerAlia’s financial reporting process on behalf of the Board of Directors.  The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act.  The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of AmerAlia’s financial reporting and internal control, (2) independence and performance of AmerAlia’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2009 financial statements, the Committee reviewed the 2009 audited financial statements, which appear in the 2009 Annual Report on Form 10-K as filed with the SEC on October 13 2009, with management and AmerAlia’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the SEC on Form 10-K for the year ended June 30, 2009. The Committee and the Board have also recommended the selection of HJ & Associates, LLC as independent auditors for AmerAlia for the fiscal year 2010.

Submitted by the Audit Committee Members

•	Neil E. Summerson
•	Geoffrey C. Murphy
•	James V. Riley

Compensation Committee

We have a Compensation Committee comprised of 4 Directors all of whom, in the opinion of AmerAlia’s Board of Directors, are independent (in accordance with Rule 10A-3 of the Exchange Act): Geoffrey C. Murphy, James V. Riley, Robert C. Woolard and J. Jeffrey Geldermann.  Pursuant to our Compensation Committee charter, which is being filed with this proxy statement as Exhibit 99.2, our Compensation Committee shall consist of no fewer than three directors as determined by the Board.  Each member of the Compensation Committee shall be independent of management, free from any relationship that, in the opinion of the Board, would interfere with the exercise of such committee member’s independent judgment as a director on the Compensation Committee, and meet the requirements of Rule 5605 of the Nasdaq Stock Market, LLC.

The directors and Chairman of the Compensation Committee shall be appointed and may be removed by the Board.  Directors on the Compensation Committee will be elected by the Board at the annual meeting of the Board held immediately after the annual meeting of the Company’s shareholders.  Directors on the Compensation Committee will serve until their successors shall be duly elected and qualified.  Unless a Chairman is elected by the Board, the directors of the Compensation Committee may designate a Chairman by majority vote of the Compensation Committee.

The Compensation Committee shall meet in person, telephonically or electronically at least once during the year for purposes of performing its duties.  The purpose and duties of the Compensation Committee shall include, but not be limited to, the following:

•	To review and report to the Board on the Company’s programs for attracting, retaining and promoting executives and for developing future senior management;

•
To review and make recommendations to the Board regarding compensation for the chief executive officer, other executive level officers and directors (the chief executive officer may not be present during deliberations or voting regarding his compensation);

•	To establish the process for the Board to evaluate the performance of the chief executive officer and other corporate officers;

•	To review appropriate performance targets, participation and level of awards for incentive award plans;

•	To review, approve and report to the Board concerning administration of compensation plans and compensation for executives at specified salary grade levels and monitor the Company’s benefit plans;

•	To review, determine and recommend to the Board appropriate compensation for directors;

•	To produce, review and approve reports of the Compensation Committee required by the rules of the Securities and Exchange Commission;

•	To review and assess the adequacy of and update, if necessary, the Compensation Committee charter annually;

•	To request and review such reports from management as it may require in carrying out its assigned responsibilities and advise the Board as to the Compensation Committee’s oversight functions; and

•	To undertake from time to time such additional activities within the scope of the Compensation Committee’s primary functions as it may deem appropriate, as required by law or the Board.

The Compensation Committee did not meet during our fiscal year ended June 30, 2009 and has met once since the end of our fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers during the past two fiscal years ended June 30, 2009.   Bill H. Gunn and Robert van Mourik were the only executive officers receiving or accruing compensation exceeding $100,000 during fiscal year 2009, as shown below.   Mr. Gunn receives a salary of $100,000 per year from NSI that is paid directly by NSI.  During the fiscal year ended June 30, 2009, we were able to pay nearly all the outstanding compensation due to Mr. Gunn and all the outstanding compensation and nearly all the expenses due to Mr. van Mourik. Mr. Gunn and Mr. van Mourik are now paid regularly.

Name and Principal Position (a)	Year (b)	Salary (1) $ (c)	Bonus $ (d)	Stock Awards $ (e)	Option Awards $ (f)	Non-equity incentive plan compensation $ (g)	Non-qualified deferred compensation earnings $ (h)	All other compensation $ (i)	Total $ (j)
Bill H. Gunn President &	2009	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000
Chief Executive Officer	2008	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000

Robert van Mourik Chief Financial	2009	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000
Officer & Executive Vice President	2008	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000

(1)
At June 30, 2009 accrued unpaid compensation, interest, expenses and advances to the Company of $48,769 and $1,132 were due to Bill H. Gunn and Robert van Mourik respectively (at June 30, 2008: $219,065 and $616,342, respectively).  These amounts also include $14,000 director’s fees due annually.   In addition, Bill H. Gunn is paid a salary of $100,000 by NSI.

During the year ended June 30, 2009, the amount of compensation paid by AmerAlia to each of our officers and the terms of those persons’ employment was determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for AmerAlia’s officers.  AmerAlia believes that the compensation paid to its directors and officers is fair to AmerAlia.

AmerAlia does not have a group medical insurance plan for its executive officers although Mr. Gunn participates in a comprehensive group medical insurance plan that NSI has for its employees.  While AmerAlia has no retirement plans, NSI contributes matching contributions to a 401(k) plan for Mr. Gunn.

Retirement, Resignation or Termination Plans

We have no plans for the payment or accrual for payment of any amounts to any executive officer in connection with his resignation, retirement, or other termination, or change of control or change in the executive officer's responsibilities.  We have no long term incentive compensation plans, defined benefit plans, or actuarial plans.  There are no plans to pay bonuses or deferred compensation to employees of AmerAlia.

Outstanding Equity Awards At Fiscal Year-End

In March 2001, the Board adopted a stock option plan for its officers, employees, and consultants (the “Plan”).  The Board (through its compensation committee) can issue options under this plan to acquire up to 1,000,000 shares to officers, employees and consultants.  The Plan is intended to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options.  In each case, the Board (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued.  In no case may the exercise price be less than the market value of the underlying shares at the time of grant.  Our shareholders approved this plan at the annual meeting of shareholders held in June 2001.

No officer exercised stock options during the fiscal year ended June 30, 2009 and there are no outstanding stock options at June 30, 2009 held by either officer.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our Directors during the fiscal year ended June 30, 2009.

Name (a)	Year	Fees earned or paid in cash $ (b)	Stock Awards $ (c)	Option Awards(1) $ (d)	Non-equity incentive plan compensation $ (e)	Non-qualified deferred compensation earnings $ (f)	All other compensation $ (g)	Total $ (h)
Neil E.
Summerson	2009	20,000	-0-	27,657	-0-	-0-	-0-	47,657
Geoffrey C.
Murphy	2009	20,000	-0-	27,657	-0-	-0-	-0-	47,657
James V.
Riley	2009	18,000	-0-	27,657	-0-	-0-	-0-	45,657
Robert C.
Woolard	2009	14,000	-0-	27,657	-0-	-0-	-0-	41,657
J. Jeffrey
Geldermann	2009	14,000	-0-	27,657	-0-	-0-	-0-	41,657

(1)  The option awards data represent the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to each of the named directors in accordance with SFAS 123R.

Compensation of Directors

Our Directors are authorized to receive $14,000 cash compensation per year for their services as Directors.  In addition, the Chairman of the Audit Committee receives $6,000 per year and other Audit Committee members $4,000 per year; the Chairman of the Compensation Committee receives an additional $2,000 per year.  These arrangements were approved September 10, 2002 as of July 1, 2002.  We also reimburse Directors for expenses incurred on behalf of AmerAlia.

Equity Awards for Directors

2001 Directors’ Incentive Plan:

In March 2001, the Board of Directors adopted a plan by which each Director (who is not an employee or officer) is granted:

•	An option to purchase 75,000 Common Shares at a current market price upon joining the Board of Directors; and
•	An option to purchase 37,500 shares on July 1 of each year he remains a Director.

The exercise price for these options is the average market price of our Common Shares during the month of June preceding each grant date, and the options have a three-year term. All options granted under this plan are exercisable six months after the date of grant. The following table summarizes information with respect to each non-executive Director’s outstanding stock options at June 30, 2009.

	Option Awards
Name (a)	Number of securities underlying unexercised options # Exercisable (b)	Number of securities underlying unexercised options # Unexercisable (c)	Option exercise price $ (e)	Option expiration date (f)
Neil E. Summerson	37,500	-	0.40	6/30/10
	37,500	-	0.88	6/30/11
Geoffrey C. Murphy	37,500	-	0.40	6/30/10
	37,500	-	0.88	6/30/11
James V. Riley	37,500	-	0.40	6/30/10
	37,500	-	0.88	6/30/11
Robert C. Woolard	37,500	-	0.40	6/30/10
	37,500	-	0.88	6/30/11
J. Jeffrey Geldermann	37,500	-	0.40	6/30/10
	37,500	-	0.88	6/30/11

On July 1, 2007, we granted 37,500 options to acquire Common Shares at $0.40 per share until June 30, 2010 to each of the following non-executive Directors:

•	Geoffrey C. Murphy
•	Neil E. Summerson
•	James V. Riley
•	Robert C. Woolard
•	J. Jeffrey Geldermann

During the fiscal year ended June 30, 2008, Messrs. Summerson, Riley, Murphy and Woolard each exercised options to acquire 37,500 shares at $0.53 per share.

On July 1, 2008, we granted 37,500 options to acquire Common Shares at $0.88 per share until June 30, 2011 to each of the following non-executive Directors:

•	Geoffrey C. Murphy
•	Neil E. Summerson
•	James V. Riley
•	Robert C. Woolard
•	J. Jeffrey Geldermann

During the fiscal year ended June 30, 2009, Messrs. Geldermann, Summerson, Riley, Murphy and Woolard each acquired 6,250 Common Shares upon cashless exercise of options to acquire 37,500 Common Shares at $0.50 per share.

On July 1, 2009, we granted 37,500 options to acquire shares of Common Shares at $0.29 per share exercisable until June 30, 2012 to each of the following non-executive directors:

•	Geoffrey C. Murphy
•	Neil E. Summerson
•	James V. Riley
•	Robert C. Woolard
•	J. Jeffrey Geldermann

These options vest on January 2, 2010.

Other Arrangements

Except as described herein, no officer or Director of AmerAlia has been or is being paid any cash compensation, or is otherwise subject to any deferred compensation plan, bonus plan or any other arrangement and understanding whereby such person would obtain any cash compensation for his services for and on behalf of AmerAlia except that for the financial years ended June 30, 2009 and 2008 an allowance for interest on unpaid outstanding compensation, directors fees and expenses reimbursement was accrued as follows:

Director	Fiscal year ended June 30,
	2009	2008

Robert van Mourik	$32,806	$61,545
Bill H. Gunn	13,878	26,959
Geoffrey C. Murphy	7,717	19,697
Neil E. Summerson	3,727	8,294
James V. Riley	3,337	7,794
Robert C. Woolard	3,011	7,203
J. Jeffrey Geldermann	2,902	6,904
Total:	$67,378	$138,396

OTHER GOVERNANCE MATTERS

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires AmerAlia’s officers, directors, and persons who beneficially own more than 10% of AmerAlia’s common stock (“10% Shareholders”), to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% Shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of the reports it received from persons required to file, AmerAlia believes the during the period from July 1, 2008 though June 30, 2009 and subsequent thereto, all filing requirements applicable to officers, directors and 10% Shareholders have been met in accordance with the requirements of Section 16(a).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

At April 27, 2010, we had one class of outstanding voting securities, our common stock (referred to herein as the “Common Shares”).  The following table sets forth information as of April 27, 2010 on the ownership of the Common Shares for all directors, individually, all executive officers named in the compensation table, all executive officers and directors as a group, and all beneficial owners of more than five percent of the Common Shares.  The following shareholders have sole voting and investment power with respect to the shares unless indicated otherwise.

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership		Percent of Common Shares*

James V. Riley	1,971,233	(1)	3.1%
414 N. Orleans, Suite 405, Chicago IL
J. Jeffrey Geldermann	1,098,000	(2)	1.8%
535 Kenilworth Ave, Kenilworth IL
Bill H. Gunn	1,064,445	(3)	1.6%
Aspen, Colorado
Robert C. Woolard	975,619	(4)	1.6%
219 Eagle Pointe Drive, Branson, MO
Geoffrey C. Murphy	776,993	(5)	1.2%
514 Meadow Rd, Winnetka IL
Robert van Mourik	545,385	(6)	0.8%
St Lucia, Queensland, Australia
Neil E. Summerson	516,417	(7)	0.8%
Yeronga, Queensland, Australia
Officers & Directors as a Group (7 persons)	7,285,592	(8)	10.9%
Sentient USA Resources Fund, LP	53,454,495	(9)	74.5%
George Town, Grand Cayman, Cayman Islands

*
Percent of Common Shares is calculated individually (or as a group) assuming an individual (or all members of a group) exercises its options or any other rights it might have to take up additional Common Shares.  The calculations assume that other holders of equity interests do not exercise their rights unless they are part of the same group.  The calculation is based on a total of 66,293,696 shares plus the number of applicable options or rights in each case.

(1)
Includes 1,971,233 Common Shares held by the James V. Riley Revocable Trust, options held directly to acquire 37,500 Common Shares at $0.40 per share exercisable through June 30, 2010, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011 and options to acquire 37,500 Common Shares at $0.29 per share exercisable through June 30, 2012.

(2)
Includes options to acquire 37,500 Common Shares at $0.40 until June 30, 2010, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011 and options to acquire 37,500 Common Shares at $0.29 until June 30, 2012.

(3)	Includes 131,960 Common Shares owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder).
(4)
Includes 21,932 Common Shares held in Mr. Woolard's IRA account, options to acquire 37,500 Common Shares at $0.40 until June 30, 2010, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011 and options to acquire 37,500 Common Shares at $0.29 until June 30, 2012. Also includes the following Common Shares in which Mr. Woolard disclaims any beneficial interest:  21,937 shares held in an IRA account for Karen O Woolard and 931,619 Common Shares held by the Karen O Woolard Trust.

(5)
Includes options to acquire 37,500 Common Shares at $0.40 until June 30, 2010, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011 and options to acquire 37,500 Common Shares at $0.29 until June 30, 2012.

(6)
Includes 240,760 Common Shares owned by Ahciejay Pty. Ltd. as trustee for The R.C.J. Trust, and 304,125 Common Shares held in trust for the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries.

(7)
Includes 400,167 Common Shares held by held by Glendower Investments Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; 3,750 Common Shares held by held by Glendower Properties Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; and options held directly to acquire 37,500 Common Shares at $0.40 until June 30, 2010, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011 and options to acquire 37,500 Common Shares at $0.29 until June 30, 2012.

(8)	Includes beneficial ownership of Messrs. Riley, Geldermann, Gunn, Woolard, Murphy, van Mourik and Summerson, as described in notes 1, 2, 3, 4, 5, 6 and 7, above.
(9)	Includes the right to purchase 5,500,000 Common Shares for $0.36 each subject to certain conditions.

To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of AmerAlia.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties, including named security holders, during the most recent two fiscal years and subsequently are as follows.

Except as indicated herein, no officer, Director, nominee for Director, promoter, or affiliate of AmerAlia has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by AmerAlia through security holdings, contracts, options, or otherwise.  In cases where we have entered into such related party transactions, we believe that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

Corporate Loans – Loans to AmerAlia

Over several years, officers and directors advanced loans to AmerAlia.  These comprised advances to us, as well as accrued but unpaid compensation, Directors’ fees and interest. The following summarizes our remaining liabilities to related parties as at June 30, 2009:

Director	June 30, 2009
Bill H. Gunn	$48,769
Robert van Mourik	1,132
Neil E Summerson	5,000
Geoffrey C Murphy	5,000
James V Riley	4,500
Robert C Woolard	4,500
J. Jeffrey Geldermann	3,500
Total:	$71,401

Satisfaction of Bonding Requirements and Mars Trust Debt Obligations

At the time of the financial closing in March 2004, our majority shareholder at that time, the Jacqueline Badger Mars Trust (the “Mars Trust”), provided a letter of credit to support various reclamation bonds and permits totalling $959,480. In addition, the Mars Trust guaranteed our loan from the Bank of America.  Under the guaranty agreement, the Mars Trust advanced funds to us each month to pay the interest on the loan and in return we issued guaranty promissory notes to the Mars Trust.  At June 30, 2008, the balance of these advances totalled $1,973,759.  Interest accrued on these notes at 4.5% per annum and the notes were originally due December 31, 2005.  In addition, AmerAlia issued a promissory note at 7% interest and a maturity date of December 31, 2005 to the Mars Trust for $469,628 to recognise the remaining balance of advances and accrued interest due to the Mars Trust at the time of the financial closing.  In August 2007, Sentient II (as defined below) acquired all the debt securities previously due to the Mars Trust and its rights under its guaranty agreements including its rights to recover the Bank of America loan which the Mars Trust had repaid.  Total accrued interest on these various notes was $368,117 at June 30, 2008.  NSI then substituted bonds from its own resources and the Mars Trust was released from its bonding obligations.

On October 31, 2008, as part of the AmerAlia restructuring (as described below), we issued 5,977,800 Common Shares in satisfaction of these obligations.

Sentient I, Sentient USA Resources Fund II, L.P. (“Sentient II”) and Sentient Global Resources Fund III, L.P. (“Sentient III”; and collectively, the “Sentient Entities”)

In addition to acquiring these various debts in August 2007, Sentient II also acquired from the Mars Trust all of its Common Shares.  Consequently, Sentient II became AmerAlia’s new majority shareholder.  On October 31, 2008, the Sentient II interest in AmerAlia was transferred to Sentient I.

Also in August 2007, Sentient II lent $350,000 to AmerAlia in exchange for an unsecured promissory note paying 6% interest due December 31, 2007.  This maturity date was later extended to October 31, 2008.  The note and interest were convertible into AmerAlia Common Shares at $0.36 per share.

In May 2008, we completed agreements with the Sentient Entities as follows:

1.	Effective as of October 31, 2007, Sentient I acquired from NSI its $750,000 Series A Secured debenture and accrued interest of $271,215.75.

2.
Effective as of March 31, 2008, Sentient III purchased AmerAlia’s rights to outstanding interest due on its Series A Secured 10% Debentures for $1,406,875. AmerAlia used these funds for the purpose of paying some of the outstanding interest owed to the holders of its Series A Debenture Secured promissory notes.  Sentient III also acquired Sentient I’s rights to interest owed on its Series A debentures, including the interest due on the debenture previously owned by NSI, for $2,076,334.20; and

3.
On May 27, 2008 Sentient I loaned AmerAlia $465,000 for the purpose of contributing capital to NSHI which, in turn contributed $465,000 to NSI as its proportionate share of $1,000,000 raised by NSI for well field development expenditures.  The loan is at 6% interest, is due July 31, 2008 and the principal and interest are convertible into AmerAlia shares at $0.36 per share.

Finally, in June 2008, we issued another promissory note to Sentient III for $300,000 at 6% per annum interest repayable on July 31, 2008, to enable us to access funds to pay ordinary trade payables as approved by Sentient III.  We borrowed $80,000 to pay audit fees.  In June, we were also advised that Sentient III had acquired the promissory note for $1,200,000 we had issued to US Filter and since assigned to HPD, LLC. As a material inducement to Sentient III to acquire the note, HPD agreed to provide Sentient III (or its nominee) with up to $600,000 of discounts on any contracts awarded by Sentient III or its nominee to HPD for the supply of equipment or services within a twelve month period of the acquisition of the note.

On September 25, 2008, AmerAlia, NSHI, NSI, Bill H. Gunn, Robert van Mourik, and Directors and executive officers of AmerAlia (collectively the “AmerAlia Parties”) entered into a Restructuring Agreement with the Sentient Entities.

On October 31, 2008, the AmerAlia Parties and the Sentient Entities completed an Amendment to the Restructuring Agreement.  As a result of the amendment, the restructuring transaction was divided into two closings.  In accordance with the amended agreement the first closing occurred as of October 31, 2008.  Prior to the first closing, the Sentient Entities transferred their various interests to Sentient I.  The second closing occurred as of December 31, 2008.  In the first and second closings:

1.	Sentient I exchanged all its NSHI debentures and all accrued interest thereon, its one share of NSHI common stock and its 53.5% of the common stock of NSI for 82% of the issued common stock of NSHI;

2.
AmerAlia exchanged its NSHI debentures and all accrued interest thereon and its NSHI preferred stock for 12.9% of the issued common stock of NSHI, giving AmerAlia an aggregate ownership position in NSHI of 18%;

3.	Intercompany loans between AmerAlia and NSHI were extinguished;

4.	Sentient I’s indemnification rights relating to the extinguishment of a $9.9 million bank loan were terminated; and

5.	Sentient I received an aggregate of 40,024,675 shares of AmerAlia common stock as follows:
(a)	27,427,406 shares of AmerAlia common stock for a total purchase price of $9,873,866;
(b)	6,619,469 shares in satisfaction of various promissory notes; and
(c)	5,977,800 shares in satisfaction of debts, rights and obligations acquired from the Mars Trust in August 2007 at the first closing.

Sentient I no longer holds any debt in either AmerAlia or NSHI.  All debentures issued by NSHI have been cancelled.  NSI is now a wholly-owned subsidiary of NSHI.  AmerAlia extinguished other obligations in exchange for the issue of shares of our common stock as discussed more fully below and in our financial statements.  Sentient now owns 72.4% of AmerAlia’s common stock.  When combined with its limited additional purchase rights, Sentient I’s beneficial ownership is 74.5%.

In December 2009, NSHI paid Sentient I $790,846 for reimbursement of certain expenses and for providing management consultancy services related to NSHI’s business development activities.  NSHI has no remaining obligations to Sentient I for outstanding obligations but for an estimated $85,000 for reimbursement of expenses incurred since December 2009.  NSHI has agreed to pay Sentient I $110,000 annually for staff support.

Repayment of Obligations Due to Officers and Directors

In September 2008, we issued 495,820 shares of restricted common stock to the Karen O. Woolard Trust, an affiliate of our director, Robert C. Woolard, in satisfaction and cancellation of a promissory note and accrued interest with a total value of $1,175,889.

On October 31, 2008, our officers, our Directors and their affiliates subscribed for Common Shares of AmerAlia in satisfaction of various notes and accrued compensation as follows:

Shareholder	Relationship	Number of Shares	Consideration
Bill H Gunn	Chairman & CEO	700,000	$252,000
Robert van Mourik	Director, EVP & CFO	250,000	90,000
James V Riley Trust	Affiliate of James V. Riley, Director	1,583,333	570,000
J. Jeffrey Geldermann	Director	1,003,400	361,224
Karen O. Woolard Trust	Affiliate of Robert C. Woolard, Director	925,000	333,000
Glendower Investments Pty Ltd	Affiliate of Neil E. Summerson, Director	153,000	55,080
Geoffrey C. Murphy	Director	486,125	175,005
TOTALS:		5,100,858	$1,836,309

The $9,873,866 of cash received was used to pay outstanding obligations and provide working capital as set forth in the table below.  The working capital includes a reserve solely to fund AmerAlia’s share of anticipated capital calls by NSHI, AmerAlia’s share of which is $2,880,000.  As discussed below, we made our first contribution of $450,000 to NSHI in July 2009.

Recipient	Relationship	Nature of Obligation	Amount
Karen O. Woolard Trust	Affiliate of Robert C. Woolard, Director	Balance of Note & interest	$977,188
Robert van Mourik	Director, EVP & CFO	Accrued compensation advances & expenses (1)	920,064
Bill H. Gunn	Director & CEO	Accrued compensation advances & expenses (2)	794,657
Ahciejay Pty Ltd	Affiliate of Robert van Mourik	Promissory note & interest (3)	169,816
James V Riley Trust	Affiliate of James V. Riley, Director	Promissory note interest & directors fees	151,524
J. Jeffrey Geldermann	Director	Promissory note interest & directors fees	95,881
Neil E. Summerson	Director	Director’s fees & expenses	54,215
Geoffrey C. Murphy	Director	Director’s fees & expenses	36,550
Robert C. Woolard	Director	Directors fees	23,792
Note holders	Unrelated parties	Notes & interest	1,983,801
Various creditors, taxes and working capital			4,666,378
TOTAL:			$9,873,866

1.	Includes accrued outstanding compensation and related employee withholding taxes, reimbursement of expenses and advances and current year compensation.
2.	Includes accrued outstanding compensation and related employee withholding taxes, $100,000 salary paid by NSI, reimbursement of expenses and advances and current year compensation.
3.	Includes withholding taxes.

Consulting Services

Following the completion of the restructuring agreement on December 31, 2008, Gunn Development Pty Ltd, a company in which Bill H. Gunn, Chief Executive Officer of AmerAlia is a long-time 66% shareholder, provided independent consulting, aerial and other commercial services to The Sentient Group (“SGL”).  Gunn Development Pty Ltd received $200,000 in fiscal year 2009 and $200,000 in fiscal year 2010.  Similarly, Robert van Mourik, Executive Vice President and Chief Financial Officer of AmerAlia, has also provided independent consulting services to SGL in Australia.  He received approximately $28,000 in fiscal year 2009 and $27,000 in fiscal year 2010.  To AmerAlia’s knowledge, the services provided to SGL were unrelated to AmerAlia, NSHI or NSI and represented the market value for such services.  To AmerAlia’s knowledge, neither Gunn Development Pty Ltd nor Robert van Mourik has an ongoing obligation to provide services to SGL, however, Gunn Development Pty Ltd and Robert van Mourik may provide additional services to SGL in the future.

No Other Relationships

No nominee or director of AmerAlia is, or has been, a partner or executive officer of any investment banking firm that has performed services for AmerAlia during the last fiscal year or that AmerAlia proposes to have perform services during the current year.

Parents of AmerAlia

Under Rule 405 of Regulation C, the term “parent” when used with respect to AmerAlia means an affiliate controlling AmerAlia directly or indirectly through one or more intermediaries.  One entity that has the ability to potentially control AmerAlia (other than the Board and shareholders generally) is Sentient I.  When Sentient I’s ownership of 72.4% of our Common Shares is combined with its additional purchase rights, Sentient I’s beneficial ownership of AmerAlia is approximately 74.5%.

EQUITY COMPENSATION PLANS

The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the fiscal year ending June 30, 2009.

Equity Compensation Plan Information

Plan Category and Description	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	375,000	$0.64	1,000,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	375,000	$0.64	1,000,000

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected HJ & Associates, LLC, to be AmerAlia’s independent registered public accounting firm for the current fiscal year ending June 30, 2010.

This proposal seeks shareholder ratification of the appointment of HJ & Associates, LLC.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the Common Shares entitled to vote at the Annual Meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal. We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO on or abstains from this proposal, the proposal will not be approved.

Will a representative of HJ & Associates, LLC be present at the Annual Meeting?

AmerAlia does not expect that a representative of HJ & Associates, LLC will be present at the Annual Meeting.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

HJ & Associates, LLC was the independent registered public accounting firm for AmerAlia in the fiscal year ended June 30, 2009.

Our financial statements have been audited by HJ & Associates, LLC, independent registered public accounting firm, for the years ended June 30, 2009, 2008, 2007 and 2006.

The following table sets forth information regarding the amount billed to us by our independent auditor, HJ & Associates, LLC, for our two fiscal years ended June 30, 2009 and 2008, respectively:

	Years Ended June 30,
	2009	2008
Audit Fees	$131,800	$114,900
Audit Related Fees	$0	$0
Tax Fees	$21,150	$12,980
All Other Fees	$0	$0
Total	$152,950	$127,880

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements, review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consists of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Board of Directors has adopted an Audit Committee Charter which is reviewed annually and amended if considered necessary.  It was last amended September 9, 2002.  The Audit Committee’s responsibilities include responsibility to:

•
Pre-approve all audit services that the auditor may provide to AmerAlia or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and

•
Pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to AmerAlia or any of its subsidiaries.

The independent auditors are engaged by the Audit Committee subject to the auditors providing an estimate of their fees for their services.  The Audit Committee subjects all audit related services to this pre-approval policy.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

PROPOSAL 3
AMENDMENT TO AND RESTATEMENT
OF THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

What am I voting on?

Under Article IV of AmerAlia’s Articles of Incorporation, the authorized number of Common Shares is 100,000,000.  The Board has approved a resolution to increase this number to 700,000,000.  Pursuant to Article V of the Articles of Incorporation, the Articles may only be amended by the affirmative vote of a majority of the shares entitled to vote on such an amendment.  Accordingly, this proposal seeks shareholder approval of an amendment to Article IV, Section A(1) of the Articles of Incorporation to increase the number of authorized Common Shares from 100,000,000 to 700,000,000.  If this proposal is approved by AmerAlia’s shareholders, the amendment and restatement of the Articles of Incorporation will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Utah Secretary of State, which filing is expected to occur promptly after the Annual Meeting.

Please note that Sentient I, our 72.4% shareholder, is potentially an interested party to this proposal, since the primary purpose for the increase in Common Shares would be to provide AmerAlia with a sufficient number of authorized, but unissued, Common Shares to offer to Sentient I in exchange for the 820,000 shares of NSHI stock held by Sentient I and thereby assume 100% ownership of NSHI.  Accordingly, although not required by the Articles of Incorporation or Bylaws, AmerAlia seeks to obtain a FOR vote from the holders of a majority of AmerAlia’s Common Shares not held by Sentient I for the proposal to amend and restate the Articles of Incorporation to increase the number of authorized Common Shares.  If the holders of a majority of the Company’s Common Shares not held by Sentient I do not vote for the proposal, we will not amend and restate our Articles of Incorporation to provide for an increase to the company’s authorized capital.

What is the purpose of the amendment and restatement to the Articles of Incorporation to the increase the Company’s authorized capital?

The purpose of the Amendment is to increase the total number of authorized Common Shares from 100,000,000 Common Shares to 700,000,000 Common Shares.  Such an increase would enable AmerAlia to offer Common Shares to Sentient I in exchange for all of its NSHI shares, if such an agreement could be negotiated and closed with Sentient I.  If shareholders approve the amendment to AmerAlia’s Articles of Incorporation to increase the total number of authorized Common Shares and AmerAlia can complete an exchange with Sentient I, then it is likely that Sentient I would own more than 90% of the Common Shares of AmerAlia.

Additional authorized shares could be also used by AmerAlia for business and financial purposes as determined by the Board from time to time to be necessary or desirable. Such other possible business and financial uses for the additional Common Shares include, without limitation, future stock splits, raising capital through the sale of Common Shares, acquiring other companies, businesses or products in exchange for Common Shares, and attracting and retaining employees by the issuance of additional securities under equity compensation plans. The additional authorized shares would enable AmerAlia to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further shareholder approval and holding a special shareholders’ meeting before such issuance(s) could proceed, except as provided under Utah law.

Other than potentially offering Common Shares to Sentient I in exchange for its NSHI shares, AmerAlia has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal.  However, AmerAlia reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of AmerAlia and its shareholders.

Why would AmerAlia offer Common Shares to Sentient I in exchange for all of Sentient I’s NSHI stock?

AmerAlia wishes to offer Common Shares to Sentient I in exchange for all of Sentient I’s NSHI stock in order to simplify its corporate structure.  Sentient I currently holds approximately 72.4% of AmerAlia and approximately 82%, of NSHI.

If the AmerAlia Articles of Incorporation are amended and restated we will be able to offer additional Common Shares to Sentient I in exchange for all of Sentient I’s NSHI shares.  The AmerAlia corporate structure would be simplified with Sentient I and our other shareholders owning all of AmerAlia, AmerAlia owning 100% of NSHI and NSHI continuing to wholly own NSI rather than AmerAlia holding an equity interest in NSHI as its only non-cash asset.  We believe this simplified corporate structure will make it easier for us to raise additional financing, if necessary, and will simplify our audit and SEC reporting obligations. Having NSHI as a wholly-owned subsidiary of AmerAlia would allow us to remain an operating company.  If we are not an operating company, we would likely have to register as an investment company under the 1940 Act.

While we do not hold ourselves out as an investment company within the definition of the 1940 Act, we do not currently fall within an exemption from the definition of an investment company under the 1940 Act.  If we do not complete the exchange with Sentient I or complete another transaction, such as an acquisition of assets, in order to establish an exemption under the 1940 Act, we would likely have to register as an investment company under the 1940 Act.

However, it is our intention to either complete an exchange with Sentient I, acquire a new business or else enter into some form of business combination or restructuring that enables us to continue as an operating company rather than be defined an investment company under the 1940 Act.

What are the possible effects of the amendment and restatement?

Upon issuance, the additional authorized Common Shares would have rights identical to the currently outstanding Common Shares.  If additional Common Shares are issued to Sentient I pursuant to an exchange for NSHI shares, non-Sentient I shareholders will suffer a significant decrease in their percentage equity ownership and dilution of their voting rights. In addition, to the extent that additional authorized Common Shares are issued in the future, the increased amount of Common Shares could further decrease existing shareholders’ percentage equity ownership and have a negative effect on the market price of the Common Shares.  Current shareholders have no pre-emptive or similar rights which mean that current shareholders do not have a prior right to purchase any new issue of Common Shares in order to maintain their proportionate ownership thereof.

Please note that if this Proposal 3 is approved and AmerAlia completes an agreement with Sentient I and issues Common Shares to Sentient I in exchange for all of Sentient I’s NSHI shares, Sentient I will probably own more than 90% of the issued and outstanding Common Shares.  Accordingly, in addition to the dilutive and pricing effects noted above, Sentient I could unilaterally cause a “short form” merger, in which Utah law allows Sentient I to force such a transaction without approval of non-Sentient I shareholders.  In a “short form” merger, a 90%-plus corporate shareholder forces out the remaining issued and outstanding shares for cash by operation of law, resulting in non-Sentient I shareholders losing the potential future value of their Common Shares, if any.  The cash-out value is set by the Directors but, pursuant to the Articles of Incorporation and Bylaws, Sentient I would have the ability to control the composition of the Board through its stock ownership.  Therefore, Sentient I could not only force out the non-Sentient I shareholders, but it could also effectively and unilaterally set the per share cash price received by each shareholder in such a transaction.  If this occurs, the only recourse for shareholders will be to exercise dissenters’ rights pursuant to Utah law.

AmerAlia could also use the additional Common Shares for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so.

If AmerAlia can complete an agreement with Sentient I and issue Common Shares in exchange for all of Sentient I’s NSHI shares, NSHI would become a wholly-owned subsidiary of AmerAlia.  This would have the effect of allowing AmerAlia to remain an operating company and not be deemed to be an investment company under the 1940 Act.  If we do not complete a transaction as contemplated (or some other suitable form of business acquisition), we will not be able to become majority holder of NHSI and we will likely be required to register as an investment company pursuant to the 1940 Act.

What are the consequences if AmerAlia’s shareholders do not approve this amendment and restatement?

If the AmerAlia shareholders do not approve the amendment and restatement of the Articles of Incorporation, or if we do not complete the exchange with Sentient I, Sentient I would still own 72.4% of AmerAlia’s Common Shares and AmerAlia would own 18% of NSHI as its sole asset.  Accordingly, AmerAlia would likely have to register as an investment company under the 1940 Act, which is an expensive and time consuming endeavour, unless AmerAlia completes another transaction to become exempt from such registration.

If we are deemed to be an investment company under the 1940 Act but are not registered as an investment company, we will be potentially unable to offer or sell securities or engage in business.  Further, all of our contracts would be potentially voidable.

If AmerAlia is required to register under the 1940 Act, AmerAlia would cease reporting under the Exchange Act and begin reporting under the 1940 Act.  Financial reporting under the 1940 Act is a completely different system of reporting and may not provide you with helpful information in evaluating AmerAlia and its holdings.   Additional restrictions would apply to our operations, including additional regulations governing our ability to issue equity or debt securities.

Further, if AmerAlia’s shareholders do not approve the amendment and restatement of the Articles of Incorporation, or if we do not complete the exchange with Sentient I or complete another transaction exempting us from registration under the 1940 Act, AmerAlia may be unable to engage in business or offer or sell securities.  These restrictions would make it difficult for AmerAlia to operate in the manner is has in the past.

The Board recommends a vote FOR the approval of the amendment and restatement of the Articles of Incorporation to increase the number of authorized Common Shares from 100,000,000 to 700,000,000.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the amendment and restatement of the Articles of Incorporation.

PROPOSAL 4
AMENDMENT TO AND RESTATEMENT
OF THE ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY TO
NATURAL RESOURCES CORPORATION, INC.

What am I voting on?

The Company was incorporated in Utah on June 7, 1983 and renamed AmerAlia, Inc. in January 1984.  The corporate strategy at that time was to identify investments in Australian assets for the benefit of the Company’s shareholders who have been predominantly based in the United States.  The name of the company and the design of its logo reflected this corporate strategy.  Since then the Company has divested its Australian assets and invested in natural resources located in the United States.  The Board considers that a change in the Company’s name to Natural Resources Corporation, Inc. better reflects its investments and operating activities founded in natural resource based assets.

Similarly, we intend to adopt a new corporate logo that reflects the source of NSI’s sodium bicarbonate resources in the Rocky Mountains and the location of NSI’s water rights there.

We believe Sentient I will be present at the Annual Meeting.  If Sentient I votes NO on or abstains from this proposal, the proposal will not be approved.

The Board recommends a vote FOR the approval of the amendment and restatement of the Articles of Incorporation to change the name of the Company to Natural Resources Corporation, Inc.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the amendment and restatement of the Articles of Incorporation.

PROPOSAL 5
APPROVAL OF REVERSE STOCK SPLIT
TO DECREASE THE NUMBER OF ISSUED COMMON SHARES
AND AMENDMENT TO AND RESTATEMENT OF THE ARTICLES OF INCORPORATION
TO DECREASE THE NUMBER OF AUTHORIZED COMMON SHARES

What am I voting on?

The Board has approved a resolution to effect a reverse stock split to decrease the number of issued Common Shares at any time up to December 31, 2010 and subsequently amend and restate AmerAlia’s Articles of Incorporation to decrease the number of authorized Common Shares, subject to approval by AmerAlia’s shareholders, and is hereby soliciting such shareholder approval.

If approved by our shareholders, the reverse stock split would permit (but not require) the Board effect a reverse stock split of our Common Shares at any time up December 31, 2010 by a ratio of not less than one-for-two and not more than one-for-ten with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion. We believe that enabling the Board to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for our shareholders. In determining a ratio, if any, following the receipt of shareholder approval, the Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Shares;

•	the number of shares of our Common Shares outstanding;

•	the then-prevailing trading price and trading volume of our Common Shares and the anticipated impact of the reverse stock split on the trading market for our Common Shares;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Depending on the ratio for the reverse stock split determined by the Board, a whole number of shares between two and ten Common Shares will be combined into one share.  The number of Common Shares issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the Board.

If the reverse stock split is effected, we will reduce the number of authorized Common Shares to a number determined by the Board in its sole discretion.  Accordingly, we are also proposing to amend and restate our Articles of Incorporation to reduce the total number of authorized Common Shares. If the Board abandons the reverse stock split, it will also abandon the related reduction in the number of authorized shares.

To avoid the existence of fractional Common Shares, shareholders of record who would otherwise hold fractional shares as a result of the reverse stock split will be entitled to receive cash (without interest) in lieu of such fractional Common Shares from our transfer agent. The total amount of cash that will be paid to holders of fractional shares following the reverse stock split will be an amount equal to the net proceeds (after customary brokerage commissions, other expenses and applicable withholding taxes) attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. Holders of fractional Common Shares as a result of the reverse stock split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

What are the possible effects of the reverse stock split?

Following the reverse stock split, the number of Common Shares issued and outstanding will be reduced, depending upon the reverse stock split ratio determined by the Board. The reverse stock split will affect all holders of our Common Shares uniformly and will not affect any shareholder’s percentage ownership interest in the Company.  Record holders of Common Shares otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of our Common Shares to the extent there are currently shareholders who would otherwise receive less than one Common Shares after the reverse stock split. In addition, the reverse stock split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

Shareholders holding our Common Shares in certificated form will be sent a transmittal letter by the transfer agent after the reverse stock split. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing our Common Shares (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Shares (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole Common Shares that they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole  post-reverse stock split Common Shares to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of our Common Shares, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a shareholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

We do not intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. Shareholders of record who would otherwise hold fractional shares because the number of Common Shares they hold before the reverse stock split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares from our transfer agent.

If a shareholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the shareholder will receive a check as soon as practicable after the reverse stock split and after the shareholder has submitted an executed transmittal letter and surrendered all Old Certificates.  If a shareholder who holds shares in book-entry form is entitled to a payment in lieu of any fractional share interest, the shareholder will receive a check as soon as practicable after the reverse stock split without need for further action by the shareholder. Shareholders who hold our Common Shares with a bank, broker, custodian or other nominee should contact their bank, broker, custodian or other nominee for information on the treatment and processing of fractional shares by their bank, broker, custodian or other nominee. By signing and cashing the check, shareholders will warrant that they owned the Common Shares for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the reverse stock split and the date payment is received.

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of Common Shares issuable upon the exercise of all outstanding options or warrants entitling the holders to purchase Common Shares. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of Common Shares being delivered upon such exercise immediately following the reverse stock split as was the case immediately preceding the reverse stock split.

The Board recommends a vote FOR the approval of the reverse stock split at any time up to December 31, 2010 and subsequent amendment to AmerAlia’s Articles of Incorporation.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the reverse stock split and subsequent amendment and restatement of the Articles of Incorporation.

PROPOSAL 6
APPROVAL OF THE 2010 DIRECTORS’ INCENTIVE PLAN

What am I being asked to vote on?

The Board has reserved 10,000,000 Common Shares for issuance under AmerAlia’s 2010 Directors’ Incentive Plan (the “Directors’ Plan”).  Adoption of the Directors’ Plan by shareholders will accommodate the continued issuance of stock options to non-employee directors of AmerAlia pursuant to the Directors’ Plan.

Currently, the 2001 Directors’ Incentive Plan (the “Prior Directors’ Plan”) as approved by AmerAlia’s shareholders provides for the issuance of up to 1,000,000 Common Shares.  The Board has approved the Directors’ Plan to provide for additional and larger option grants to non-employee directors, if the exchange with Sentient I occurs.

If the exchange with Sentient I does not occur or AmerAlia does not complete another transaction to become an operating company, to comply with the 1940 Act, AmerAlia will terminate the Directors’ Plan and will not issue any Common Shares under the Directors’ Plan.

This proposal seeks approval from shareholders for each of the Directors’ Plan and the Option Plan.

Who is eligible to participate in the Directors’ Plan?

Any non-employee director of AmerAlia is eligible to participate in the Directors’ Plan.

In total, there are approximately 5 directors of AmerAlia who are currently eligible to participate in the Directors’ Plan.

How many stock options are currently outstanding under the Prior Directors’ Plan?

As of the date of this Proxy Statement, stock options to purchase 562,500 Common Shares are issued and outstanding under the Prior Directors’ Plan.

Is the Board seeking shareholder approval for a specific grant of stock options?

No.  The Board is not seeking shareholder approval for any specific grant of stock options pursuant to the Directors’ Plan.

How are awards determined under the Directors’ Plan?

The Directors’ Plan provides for an automatic grant of a stock option to purchase 75,000 Common Shares upon the initial appointment of each new non-employee Director to the Board.  The Directors’ Plan also provides for an automatic grant of a stock option to purchase 37,500 Common Shares to each non-employee Director on July 1 of each fiscal year.

Does the Board recommend approving the Directors’ Plan?

Yes.  After considering the entirety of the circumstances, the Board has unanimously concluded that approving the Directors’ Plan is in the best interests of AmerAlia and its shareholders.  We believe Sentient I will be present at the Annual Meeting and will approve the Directors’ Plan.  If Sentient I votes no on or abstains from this proposal, the proposal will not be approved.

What are the United States federal income tax consequences on the issuance and exercise of stock options granted pursuant to the Directors’ Plan?

Please see the section titled “United States Federal Income Tax Consequences” below, for information regarding the tax consequences on the issuance and exercise of stock options granted pursuant to the Directors’ Plan.

What are the terms of the Directors’ Plan?

The following description of the material features of the Directors’ Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the Directors’ Plan, which is attached hereto as APPENDIX B. Capitalized terms used herein but not otherwise defined are defined in the Directors’ Plan.

Directors’ Plan

Introduction
The Board believes that the Directors' Plan is an integral part of AmerAlia's approach to long-term incentive compensation for its directors.  The purpose of the Directors' Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board are important to AmerAlia's success and the success of its subsidiaries, by offering them an opportunity to participate in AmerAlia's future performance through awards of options.

General Provisions

The Directors' Plan provides for the grant of non-qualified stock options to Directors who are neither employees nor executive officers of AmerAlia ("Outside Directors"). If this proposal is approved, a total of 10,000,000 Common Shares will be reserved and available for grant and issuance pursuant to the Directors' Plan. The total number of Common Shares is subject to adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar changes in the capital structure of AmerAlia without consideration.

The Directors' Plan is administered by a committee appointed by the Board (the "Committee"), or if no such Committee is appointed, the Board will administer the Directors' Plan.

Options

Each Outside Director is granted non-qualified options to purchase 75,000 Common Shares at a price determined in accordance with the Directors’ Plan when that person joins the Board, and additional non-qualified options to purchase 37,500 Common Shares are granted to each Outside Director sitting on the Board at July 1 of each year at a price determined in accordance with the Directors’ Plan.  The number of Common Shares subject to purchase and the price per Common Share under each outstanding option shall be adjusted to reflect any stock dividend, stock split, recapitalization or similar event.

Options granted under the Directors' Plan are exercisable in whole or in part from time to time commencing six months from the date of the grant for a period as set forth in the Directors' Plan.  Options may be exercised through a number of means including payment of the exercise price in cash or check, in Common Shares, or through net exercise.  Any options granted will expire three years after grant, or three months after the holder ceases to be one of our directors.

Term of Plan / Amendment or Termination of Plan

Unless earlier terminated as provided for in the Directors’ Plan, the Directors' Plan will terminate ten years from the date of adoption by the Board.  The Board may at any time terminate or amend the Directors' Plan in any respect, including without limitation amendment of any form of option agreement or instrument to be executed pursuant to the Directors' Plan. However, the Board will not, without the approval of the shareholders of AmerAlia, amend the Directors' Plan in any manner that requires such shareholder approval.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) stock options under the Directors’ Plan, based on currently applicable provisions of the Internal Revenue Code of 1986, as amended.  The following description applies to U.S. citizens and residents who receive awards under the Directors’ Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options

The grant of a stock option is not expected to result in any taxable income for the optionee.

Exercise of Non-Qualified Stock Options

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.

Disposition of Common Shares Acquired Upon Exercise of Non-Qualified Stock Options

The tax consequence upon a disposition of Common Shares acquired through the exercise of a non-qualified stock option will be treated as capital gain or loss, provided that the Common Shares are held as capital assets at the time of the sale or exchange.

Generally, there will be no tax consequence to us in connection with the disposition of Common Shares acquired pursuant to a non-qualified stock option.

The Board recommends a vote FOR approving the Directors’ Plan.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the approval of the Directors’ Plan.

PROPOSAL 7
APPROVAL OF THE 2010 STOCK OPTION PLAN

What am I being asked to vote on?

The Board has reserved 25,000,000 Common Shares for issuance under AmerAlia’s 2010 Stock Option Plan (the “Option Plan”).  Adoption of the Option Plan by shareholders will accommodate the continued issuance of stock options to participants pursuant to the Option Plan.

Currently, the 2001 Stock Option Plan (the “Prior Option Plan”) as approved by AmerAlia’s shareholders provide for the issuance of up to 1,000,000 Common Shares.  The Board has approved the Option Plan to provide for additional and larger option grants to directors and officers in particular, if the exchange with Sentient I occurs.

If the exchange with Sentient I does not occur or AmerAlia does not complete another transaction to become an operating company, to comply with the 1940 Act, AmerAlia will terminate the Option Plan and will not issue any Common Shares under the Option Plan.

This proposal seeks approval from shareholders for each of the Option Plan.

Who is eligible to participate in the Option Plan?

Any employee, officer, director (who is also an employee or officer), or consultant of AmerAlia its divisions and subsidiary corporations is eligible to be designated a participant in the Option Plan.

In total, there are approximately 2 directors and officers of AmerAlia who are currently eligible to participate in the Option Plan.

How many stock options are currently outstanding under the Prior Option Plan?

As of the date of this Proxy Statement, no stock options to purchase Common Shares are issued and outstanding under the Prior Option Plan.

Is the Board seeking shareholder approval for a specific grant of stock options?

No.  The Board is not seeking shareholder approval for any specific grant of stock options pursuant to the Option Plan.

How are awards determined under the Option Plan?

Awards under the Option Plan will be determined by the Board or a committee of Board.

Does the Board recommend approving the Option Plan?

Yes.  After considering the entirety of the circumstances, the Board has unanimously concluded that approving the Option Plan is in the best interests of AmerAlia and its shareholders.  We believe Sentient I will be present at the Annual Meeting and will approve the Option Plan.  If Sentient I votes no on or abstains from this proposal, the proposal will not be approved.

What are the United States federal income tax consequences on the issuance and exercise of stock options granted pursuant to the Option Plan?

Please see the section titled “United States Federal Income Tax Consequences” below, for information regarding the tax consequences on the issuance and exercise of stock options granted pursuant to the Option Plan.

What are the terms of the Option Plan?

The following description of the material features of the Option Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the Option Plan, which is attached hereto as APPENDIX C. Capitalized terms used herein but not otherwise defined are defined in the Option Plan.

Option Plan

Introduction

The Option Plan is intended to encourage stock ownership by employees, officers, directors (who are also employees or officers), or consultants of AmerAlia its divisions and subsidiary corporations  (each a "Participant"), so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such Participants to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business.

General Provisions

The Option Plan provides for the grant of incentive stock options, non-qualified stock options, and a combination thereof to Participants.  The Option Plan is administered by AmerAlia's compensation committee consisting of not less than two members of the Board or alternatively, in the absence of a compensation committee, by the entire Board.

If this proposal is approved, the total number of Common Shares reserved and available for grant and issuance pursuant to the Option Plan will be 25,000,000 Common Shares.  The total number of Common Shares is subject to adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar changes in the capital structure of AmerAlia without consideration.

Options

Under the Option Plan, the compensation committee or Board, as applicable, may grant to each participant, incentive stock options, non-qualified stock options, or a combination thereof according to the terms set forth in the Option Plan.  In each case, the compensation committee or Board will determine the price at which options may be issued in accordance with the Option Plan, the term of the options, and the number of options to be issued.  In no case may the exercise price be less than the market value of the underlying Common Shares at the time of grant.  Options granted under the Option Plan will be exercisable in whole or in part in lots of 100 Common Shares from time to time.  Options may be exercised through a number of means including payment of the exercise price in cash or check, in shares of Common Stock, or through net exercise.

An employee or officer, must exercise his or her options within three months after termination (not including death, disability, retirement, or for "cause").  If such person is terminated or removed for "cause," any and all options expire immediately upon termination or removal.  With respect to death, disability or retirement of an optionee, the option must be exercised within one year after the date of death, disability or retirement.

Options granted under the Option Plan are not transferable by the Participant otherwise than by will or the laws of descent and distribution, and are exercisable, during the Participant's lifetime, only by the Participant.

Term of Plan / Amendment or Termination of Plan

Options may be granted pursuant to the Option Plan from time to time within a period of ten years from the date the Option Plan is adopted by the Board, or the date the Option Plan is approved by AmerAlia’s shareholders whichever is earlier.  The Board at any time and from time to time may suspend, terminate, modify or amend the Option Plan.  However, the Board will not, without the approval of shareholders, amend the Option Plan in any manner that requires such shareholder approval.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Option Plan, based on currently applicable provisions of the Internal Revenue Code of 1986, as amended.  The following description applies to U.S. citizens and residents who receive awards under the Option Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options

The grant of a stock option (either an incentive stock option or a non-qualified stock option) is not expected to result in any taxable income for the optionee.

Exercise of Incentive Stock Options

No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option.  If Common Shares are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such Common Shares is made by such award holder within two years after the date of grant or within one year after the transfer of such Common Shares to such award holder, then (1) upon the sale of such Common Shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

Disposition of Common Shares Acquired Upon Exercise of Incentive Stock Options

If the Common Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such Common Shares at exercise (or, if less, the amount realized on the disposition of such Common Shares) over the option price paid for such Common Shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

We may be entitled to an income tax deduction in the case of the disposition of Common Shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code of 1986, as amended, have been satisfied.

Exercise of Non-Qualified Stock Options

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction.

Disposition of Common Shares Acquired Upon Exercise of Non-Qualified Stock Options

The tax consequence upon a disposition of Common Shares acquired through the exercise of a non-qualified stock option will be treated as capital gain or loss, provided that the Common Shares are held as capital assets at the time of the sale or exchange.

Generally, there will be no tax consequence to us in connection with the disposition of Common Shares acquired pursuant to a non-qualified stock option.

The Board recommends a vote FOR approving the Option Plan..  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the approval of the Option Plan.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

EXHIBITS

(99)           Additional Exhibits

99.1           Audit Committee Charter of AmerAlia, Inc.
99.2           Compensation Committee Charter of AmerAlia, Inc.

APPENDICES

A.           Form Proxy Card
B.           2010 Directors’ Incentive Plan
C.           2010 Stock Option Plan

By Order of the Board of Directors,

/s/ Robert van Mourik Secretary

AmerAlia, Inc.
3200 County Road 31
Rifle, Colorado 81650

May 18, 2010

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF
AMERALIA, INC.

June 21, 2010

PROXY SOLICITED BY BOARD OF DIRECTORS

APPOINTING BILL H. GUNN AND ROBERT C.J. VAN MOURIK AS PROXY TO VOTE YOUR SHARES
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

The Board of Directors Recommends	The Board of Directors Recommends

a Vote “FOR ALL NOMINEES” in Item 1.	a Vote “FOR” Items 2, 3, 4, 5, 6, and 7.

Item 1. ELECTION OF DIRECTORS.	Items 2, 3, 4, 5, 6, and 7.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*
NOMINEES
☐  Bill H. Gunn
☐  Robert C.J. van Mourik
☐  Neil E. Summerson
☐  Geoffrey C. Murphy
☐  James V. Riley
☐  J. Jeffrey Geldermann
☐  Robert C. Woolard

Vote FOR an individual nominee by filling in the appropriate box above.

Item 2.   Ratification of the appointment of  independent registered public accounting firm
Item 3.   Approval of amendment and restatement to Company’s Articles of Incorporation  increasing authorized Common Shares from 100,000,000 to 700,000,000
Item 4.    Approval of amendment and restatement
to Company’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources Corporation, Inc.
Item 5.    Approval of a reverse stock split of the  Company’s Common Shares at a ratio of  between 1-for-2 and 1-for-10 to be determined by the Board in its sole discretion and amendment and restatement of the Company’s Articles of Incorporation decreasing  the authorized Common Shares from 700,000,000 to a number to  be determined by the Board in its sole discretion.
Item 6.    Approval of the Company’s 2010 Directors’ Incentive Plan .
Item 7.   Approval of the Company’s 2010 Stock  Option Plan.
FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐
INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. This will have no effect on the election of directors and your shares will be counted for the purposes of establishing quorum.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).
______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________
_____________________________________________
______________________________________________

_____________________________________________
Each of Items 1, 2, 3, 4, 5, 6, and 7 were proposed by the Board of Directors.

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will have the same effect as a vote AGAINST each of Items 2, 3, 4, 5, 6, and 7 and your shares will still be counted for the purposes of establishing a quorum at the Annual Meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2, 3, 4, 5, 6, and 7 will be voted at the Annual Meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

 OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Shareholder:	Date:

Print Name: ________________________________________________________________________________

Title:

Signature of Shareholder:	Date:

Print Name: ________________________________________________________________________________

Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AMERALIA, INC.
2010 Directors’ Incentive Plan

As Adopted May 13, 2010

1
Purpose.  The purpose of this Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board of AmerAlia, Inc. are important to AmerAlia’s success and the success of its Subsidiaries, by offering them an opportunity to participate in AmerAlia’s future performance through awards of Options.  Capitalized terms not defined in the text are defined in Section 15.

2	Shares Subject to the Plan.

2.1
Number of Shares Available.  Subject to Section 2.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 10,000,000 Shares of AmerAlia common stock. Subject to Section 2.2, Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will again be available for grant and issuance in connection with future Options under this Plan. At all times AmerAlia shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.

2.2
Adjustment of Shares.  In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of AmerAlia without consideration, then

(a)	the number of Shares reserved for issuance under this Plan, and

(b)
the Exercise Prices of and number of Shares subject to outstanding Options, will be proportionately adjusted, subject to any required action by the Board or the shareholders of AmerAlia and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3	Eligibility. Outside Directors are eligible to receive options pursuant to this Plan. A person may be granted more than one award under this Plan.

4	Options.

4.1	Option Grant. Each Outside Director will receive:

(a)	an Option to purchase 75,000 shares of AmerAlia common stock when such person is appointed to the Board and accepts such appointment; and

(b)	an Option to purchase 37,500 shares of AmerAlia common stock on July 1 of each year if such person is an Outside Director on such date.

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 1

4.2
Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Option Agreement, and will be in the form of Exhibit A to this Plan, such Option Agreement must be accepted by the Outside Director within 45 days after the Date of Grant to be effective.  Any Option not accepted by such Outside Director in writing within such 45 day period shall expire and be terminated without further action.

4.3	Date of Grant. The Date of Grant of an Option will be:

(a)
with respect to Options granted pursuant to Section 4.1(a), above, the date the Outside Director accepts his or her appointment to the Board or the date this Plan is adopted by the Board, whichever is later; and

(b)	with respect to Options granted pursuant to Section 4.1(b), above, July 1 of each year such person is an Outside Director.

4.4	Exercise Period. Options will be exercisable commencing immediately after the Date of Grant and for a period of no more than five years after the Date of Grant.

4.5	Exercise Price. Each Option Agreement shall state the Exercise Price, which shall be not less than the Fair Market Value per share on the date of grant of the Option.

4.6	Method of Exercise. Options may be exercised n one or more of the following forms:

(a)           in cash or check made payable to AmerAlia;

(b)           in shares of common Stock (i) held by the Outside Director (or any other person or persons permitted to exercise the Option) for the requisite period necessary to avoid a charge to AmerAlia’s earnings for financial reporting purposes and ii) having a Fair Market Value on the date of exercise, as determined by the Board of Directors, equal to such Exercise Price;

(c)           to the extent authorized by the Committee, the Outside Director may effect a “net exercise” by directing AmerAlia to deliver to the Outside Director a number of shares of common stock having an aggregate Fair Market Value (determined by the Board of Directors as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the shares of common stock underlying the Option (or the portion being so exercised), on the date of exercise, over the Exercise Price, calculated in accordance with the following formula:

SS =     TS x EP
FMV
where:

TS is the total number of shares underlying the Option,
EP is the Exercise Price,
FMV is the Fair Market Shares, and
SS is the number of shares underlying the Option to be surrendered.
Upon a “net exercise” by surrender of Options as described in this paragraph, the Outside Director will receive the number of shares of common stock equal to TS-SS.

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 2

(d)           through a special sale and remittance procedure pursuant to which the Outside Director (or any other person or persons permitted to exercise the Option) shall concurrently provide irrevocable instructions (i) to a brokerage firm to effect the immediate sale of the purchased shares and remit to AmerAlia, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares of common stock plus all applicable income and employment taxes required to be withheld by AmerAlia by reason of such exercise and ii) to the AmerAlia to deliver the certificates for the purchased shares of common stock directly to such brokerage firm in order to complete the sale; or

(e)           subject to approval of the Board of Directors, in whole or in part (i) with monies received from AmerAlia at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from AmerAlia pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Outside Director, provided however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

4.7	Termination. Notwithstanding the exercise periods set forth in the Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Outside Director is Terminated for any reason except death, then the Outside Director may exercise Options held by the Outside Director during the period ending three (3) months after the Termination Date, but in any event, no later than the expiration date of the Options.

(b)
If the Outside Director is Terminated because of death, then the Options held by the Outside Director may be exercised during the period ending twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

5	Payment for Option Exercise. Payment for option exercise must be made in the manner set forth in the Option Agreement.

6	Withholding Taxes.

6.1
Withholding Generally.  Whenever Shares are to be issued upon exercise of Options granted under this Plan, AmerAlia may require the Outside Director to remit to AmerAlia an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

6.2
Stock Withholding.  When, under applicable tax laws, an Outside Director incurs tax liability in connection with the exercise of any Option that is subject to tax withholding and the Outside Director is obligated to pay AmerAlia the amount required to be withheld, the Board may in its sole discretion allow the Outside Director to satisfy the minimum withholding tax obligation by electing to have AmerAlia withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by an Outside Director to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 3

7
Certificates.  All certificates for Shares delivered upon the exercise of an Option granted under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

8	Securities Law and Other Regulatory Compliance.

8.1
Compliance with Laws Required.  An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Date of Grant of the Option and also on the date of exercise or other issuance.

8.2
Obligation to Issue Certificates. Notwithstanding any other provision in this Plan, AmerAlia will have no obligation to issue or deliver certificates for Shares issuable upon exercise of an Option granted under this Plan prior to:

(a)	obtaining any approvals from governmental agencies that AmerAlia determines are necessary or advisable; and/or

(b)	completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that AmerAlia determines to be necessary or advisable.

8.3
No Registration Obligation.  AmerAlia will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and AmerAlia will have no liability for any inability or failure to do so.

9
No Obligation to Retain.  Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Outside Director any right to continue to stand for election as a director of, or to continue any other relationship with, AmerAlia or any Parent or Subsidiary of AmerAlia, or limit in any way the right of AmerAlia or any Parent or Subsidiary of AmerAlia to terminate any relationship with the Outside Director at any time, with or without cause to the extent such relationship is terminable.

10	Corporate Transactions.

10.1	Assumption or Replacement of Options by Successor. In the event of

(a)	a dissolution or liquidation of AmerAlia; or

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 4

(b)
a merger or consolidation in which AmerAlia is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of AmerAlia in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of AmerAlia or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Outside Directors); or

(c)
a merger in which AmerAlia is the surviving corporation but after which the shareholders of AmerAlia immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with AmerAlia in such merger) cease to own their shares or other equity interest in AmerAlia; or

(d)	the sale of substantially all of the assets of AmerAlia,

any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Outside Directors.  In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Outside Directors as was provided to shareholders (after taking into account the existing provisions of the Options).  If such successor corporation (if any) fails or refuses to assume or substitute Options as provided above pursuant to a transaction described in this Subsection 10.1, such Options will expire on the completion of such transaction.

10.2
Other Treatment of Options.  Subject to any greater rights granted to Outside Directors under the foregoing provisions of this Section 10, in the event of the occurrence of any transaction described in Section 10.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

11	Adoption and Shareholder Approval.

11.1	Effectiveness. This Plan was adopted by the Board pursuant to resolutions effective the date first written above, and is effective immediately.

11.2	Shareholder Approval. The Board may, in its discretion, submit this Plan for approval by the shareholders of AmerAlia consistent with applicable laws.

11.3
Section 16 Compliance.  So long as AmerAlia is subject to Section 16 of the Exchange Act, recipients of Options must comply with the reporting requirements of Section 16(a) and will be subject to the short-swing profit provisions of Section 16(b) of the Exchange Act except to the extent an exemption therefrom may be available.

12
Term of Plan/Governing Law.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Utah.

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 5

13
Amendment or Termination of Plan.  The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of AmerAlia, amend this Plan in any manner that requires such shareholder approval.

14
Nonexclusivity of the Plan.  Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of AmerAlia for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15	Definitions. As used in this Plan, the following terms will have the following meanings:

15.1	“Board” means the Board of Directors of AmerAlia.

15.2
"Committee" means the committee appointed by the Board to administer this Plan, which committee shall consist solely of not less than two independent members of the Board, or if no such committee is appointed, the Board.

15.3	“Date of Grant” means the date on which an Option is granted pursuant to Section 4.3.

15.4	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

15.5	"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option pursuant to Section 4.5.

15.6	"Fair Market Value" means, as of any date, the value of a share of AmerAlia's common stock determined as follows:

(a)	if such common stock is readily tradable on an established exchange, the closing price of such common stock on the trading day before or the trading of the date of grant;

(b)
if such common stock is quoted on an established exchanged but is not readily tradable, the average of the selling prices on all trading days during the thirty day period immediately preceding the date of determination (weighted based on the volume of trading of such stock on each trading day during such period); or

(c)	if such common stock is not quoted on an established exchange, the value determined by the reasonable application of a reasonable valuation method, as determined by the Committee in good faith.

Notwithstanding the foregoing, if the exercise price for an Option is based on an average trading price over a specified period of days before or after the Option grant date, then the Committee must irrevocably specify the commitment to grant the Option before the beginning of the specified averaging period upon which the exercise price is to be based (and, for greater certainty, such specification shall include the name of the recipient, the number of shares of common Stock subject to the Option and the method for determining the exercise price before the beginning of the specified averaging period).

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 6

15.7	"Option" means an award of an option to purchase Shares pursuant to Section 4.

15.8	"Option Agreement" means, with respect to each Option, the signed written agreement between AmerAlia and the Outside Director setting forth the terms and conditions of the Option.

15.9	"Outside Director" means any director who is not;

(a)	a current employee of AmerAlia or any Parent or Subsidiary of AmerAlia;

(b)	a former employee of AmerAlia or any Subsidiary of AmerAlia who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan);

(c)	a current or former officer of AmerAlia or any Subsidiary of AmerAlia; or

(d)	currently receiving compensation for personal services in any capacity, other than as a director, from AmerAlia or any Subsidiary of AmerAlia.

15.10	"Plan" means this plan, as amended from time to time.

15.11	"SEC" means the Securities and Exchange Commission.

15.12	"Shares” means shares of AmerAlia's common stock reserved for issuance under this Plan, as adjusted pursuant to Section 2, and any successor security.

15.13
"Subsidiary" means any corporation (other than AmerAlia) in an unbroken chain of corporations beginning with AmerAlia if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

15.14
"Termination" or "Terminated" means, or purposes of this Plan with respect to an Outside Director,  that the Outside Director dies, resigns, is not re-elected when standing for re-election, or is removed by the shareholders from his or her position as an Outside Director of AmerAlia or a Subsidiary of AmerAlia.  The date on which any of the foregoing events takes place shall be the "Termination Date".

This Plan was approved by the Board of Directors of AmerAlia at a meeting held on May 13, 2010.

Seal                                                                                        AmerAlia, Inc.

By:    /s/ Bill H. Gunn
          Bill H. Gunn, President

ATTEST:                        /s/ Robert C.J. van Mourik
         Robert C.J. van Mourik, Secretary

AmerAlia, Inc. 2010 Directors' Incentive Plan	Page 7

AMERALIA, INC.
2010 STOCK OPTION PLAN

1.           Purpose; Restrictions on Amount Available Under the Plan.  The AmerAlia, Inc. 2010 Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, consultants officers, and directors (who are also employees or officers) of AmerAlia, Inc. ("AmerAlia"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such employees, consultants, officers and directors to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business.  It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

2.           Definitions.  As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)           "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

(b)           “Employer Corporation” is the entity which employs the person granted options under this Plan.

(c)           "Fair Market Value" means, as of any date, the value of a share of AmerAlia's Common Stock determined as follows:

(i)  if such Common Stock is readily tradable on an established exchange, the closing price of such Common Stock on the trading day before or the trading of the date of grant;

(ii)  if such Common Stock is quoted on an established exchanged but is not readily tradable, the average of the selling prices on all trading days during the thirty day period immediately preceding the date of determination (weighted based on the volume of trading of such stock on each trading day during such period); or

(iii)  if such Common Stock is not quoted on an established exchange, the value determined by the reasonable application of a reasonable valuation method, as determined by the Committee in good faith.

Notwithstanding the foregoing, if the exercise price for an Option is based on an average trading price over a specified period of days before or after the Option grant date, then the Committee must irrevocably specify the commitment to grant the Option before the beginning of the specified averaging period upon which the exercise price is to be based (and, for greater certainty, such specification shall include the name of the recipient, the number of shares of Common Stock subject to the Option and the method for determining the exercise price before the beginning of the specified averaging period).

AmerAlia, Inc. 2010 Stock Option Plan	Page 1

(d) "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

(e)  "Parent Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations ending with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the Employer Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(f)  "Subsidiary Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations beginning with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.           Administration.

(a) The Plan shall be administered by the Compensation Committee (the "Committee"), consisting solely of not less than two independent members of the Board of Directors of AmerAlia (the "Board") or alternatively, in the absence of a designated and qualified committee, the entire Board shall serve as the Committee.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation): the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

(c) The Board shall fill all vacancies, however caused, in the Committee.  The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent.  The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.  The secretary need not be a member of the Committee or a member of the Board.

AmerAlia, Inc. 2010 Stock Option Plan	Page 2

(d)  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.           Eligibility.

(a)  Subject to certain limitations hereinafter set forth, Options may be granted to employees, consultants, officers, and directors (who are also employees or officers) of AmerAlia or its present or future divisions and Subsidiary Corporations, provided such persons meet minimum requirements, if any, as may be established by the Committee, in its discretion.  In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of AmerAlia and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

(b)  An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5.           Stock.

(a)  The stock subject to Options hereunder shall be shares of AmerAlia's common stock, $0.01 par value per share ("Common Stock").  Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by AmerAlia.  The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 25,000,000 shares of Common Stock.  The limitations established by the preceding sentences shall be subject to adjustment as provided in Section 8(i) hereof.

(b)  In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option (unless the Plan shall have been terminated) shall become available for subsequent grants of options under the Plan.

6.           Incentive Stock Options.

(a)  Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.  Consultants who are not employees of AmerAlia shall not be entitled to receive Incentive Stock Options.

(b)  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock, with respect to which Incentive Stock Options granted under this and any other plan of AmerAlia or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by an Optionee during any calendar year, may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

AmerAlia, Inc. 2010 Stock Option Plan	Page 3

(c)  Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

(d)  Incentive Stock Options shall lose their status as Incentive Stock Options if exercised in accordance with Sections 8(e)(iii)(C) and (D) hereof.

7.           Non-qualified Stock Options.  Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.           Terms and Conditions of Options.  Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between AmerAlia and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b)           Type of Option.  Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

(c)           Option Price.  (i)  Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(ii)  hereof) shall be not less than the Fair Market Value per share on the date of grant of the Option.

(ii)  Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of not less than 110% of the Fair Market Value per share on the date of grant of the Option.

(iii)  The Option Price shall be subject to adjustment as provided in Section 8(i) hereof.

(iv)  The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

(d)           Term of Options.  (i)  Options shall be exercisable over the exercise period as and at the times the Committee, in its sole discretion, may determine, as reflected in the Option Agreement, provided however, the exercise period does not exceed five years from the date of grant of the Option.

(ii)  The Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

AmerAlia, Inc. 2010 Stock Option Plan	Page 4

(iii)  The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(e)           Method of Exercise and Medium and Time of Payment.

(i)  An Option may be exercised as to any or all full shares of Common Stock as to which the Option has become exercisable, provided however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(ii)  Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the Secretary of AmerAlia designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Price (in accordance with Section 8(e)(iii) hereof) for the number of shares so designated, together with any written statements or investment letter required by any applicable securities laws.

(iii)  The Option Price shall be paid in one or more of the following forms:

(A)  in cash or check made payable to AmerAlia;

(B)  in shares of Common Stock (1) held by the Optionee (or any other person or persons permitted to exercise the Option) for the requisite period necessary to avoid a charge to AmerAlia’s earnings for financial reporting purposes and (2) having a Fair Market Value on the date of exercise, as determined by the Board of Directors, equal to such Option Price;
(C)  to the extent authorized by the Committee, the Optionee may effect a “net exercise” by directing AmerAlia to deliver to the Optionee a number of shares of Common Stock having an aggregate Fair Market Value (determined by the Board of Directors as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the shares of Common Stock underlying the Option (or the portion being so exercised), on the date of exercise, over the Option Price, calculated in accordance with the following formula:

SS =     TS x OP
FMV
where:

TS is the total number of shares underlying the Option,
OP is the Option Price,
FMV is the Fair Market Shares, and
SS is the number of shares underlying the Option to be surrendered.

Upon a “net exercise” by surrender of Options as described in this paragraph, the Optionee will receive the number of shares of Common Stock equal to TS-SS.

(D)  through a special sale and remittance procedure pursuant to which the Optionee (or any other person or persons permitted to exercise the Option) shall concurrently provide irrevocable instructions (1) to a brokerage firm to effect the immediate sale of the purchased shares and remit to AmerAlia, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares of Common Stock plus all applicable income and employment taxes required to be withheld by AmerAlia by reason of such exercise and (2) to the AmerAlia to deliver the certificates for the purchased shares of Common Stock directly to such brokerage firm in order to complete the sale; or

AmerAlia, Inc. 2010 Stock Option Plan	Page 5

(E)  subject to approval of the Board of Directors, in whole or in part (1) with monies received from AmerAlia at the time of exercise as a compensatory cash payment, or (2) with monies borrowed from AmerAlia pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, provided however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

(iv)  The Board of Directors shall have the sole and absolute discretion to determine whether or not property other than cash or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

(f)           Termination.  Except as provided in this Section 8(f) and in Section 8(g) hereof, an Option may not be exercised unless the Optionee is then an employee or consultant or officer or a director (who is also an employee of officer) to AmerAlia or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as such an employee or consultant or officer or director to AmerAlia since the date of grant of the Option.

(i)  If the Optionee ceases to be an employee or consultant or officer or director (who is also an employee or officer) to AmerAlia, its divisions or Subsidiary Corporations (other than by reason of death, Disability or retirement or termination for “Cause,” as Cause may be defined in any applicable agreement or in the good faith determination of the Board of Directors), all Options of such Optionee that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation, provided however, that if the employment or consulting relationship of an Optionee shall terminate all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately upon such termination or removal.

(ii)  Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employment of AmerAlia or any of its divisions or Subsidiary Corporations or interfere in any way with the right of AmerAlia or its shareholders or any such division or Subsidiary Corporation to terminate such employment or other relationship between the individual and AmerAlia or any of its divisions and subsidiary corporations.

(g)           Death, Disability or Retirement of Optionee.  If an Optionee shall die while employed by, or a consultant to, AmerAlia or a Subsidiary Corporation thereof, or within three months after the termination of such Optionee's employment or consulting relationship, other than termination for Cause, or if the Optionee's employment or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

AmerAlia, Inc. 2010 Stock Option Plan	Page 6

(h)           Nontransferability.  (i)  Options granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

(ii)  Any attempted sale, pledge, assignment, hypothecation or other transfer of an option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in automatic termination of the Option.

(iii)  (A)  As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, AmerAlia may require an opinion of counsel, satisfactory to AmerAlia, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.  (B)  Further, AmerAlia shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable securities laws and the Optionee has tendered to AmerAlia any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when AmerAlia has a legal liability to satisfy such tax.  (C)  AmerAlia shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulation.  (D)  AmerAlia is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.  (E)  Furthermore, AmerAlia will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

(i)           Effect of Certain Changes.

(i)           If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock, provided however, that any fractional shares resulting from such adjustment shall be eliminated.

(ii)           In the event of the proposed dissolution or liquidation of AmerAlia, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of AmerAlia with another corporation, the Committee may (but is not obligated to) provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby.  In such case the Committee may (but is not obligated to) provide that Options not otherwise exercisable may be exercised in such circumstances.

AmerAlia, Inc. 2010 Stock Option Plan	Page 7

(iii)  Paragraph (ii) of this Section 8(i) shall not apply to a merger or consolidation in which AmerAlia is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value.  Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into AmerAlia in which AmerAlia is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of AmerAlia), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

(iv)  In the event of a change in the Common Stock of AmerAlia as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(v)           To the extent that the foregoing adjustments relate to stock or securities of AmerAlia, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

(vi)  Except as previously expressly provided in this Section 8(i), this Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by AmerAlia of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of AmerAlia to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

(j)           Rights as Shareholder - Non-Distributive Intent.

(i)  Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option, until after the Option is exercised and the shares are issued to the person exercising such Options.

AmerAlia, Inc. 2010 Stock Option Plan	Page 8

(ii)  Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise and available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act of 1933, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to AmerAlia that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

(iii)  No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over AmerAlia.

(iv)  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

(k)           Other Provisions.  The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

(l)           Leave of Absence.  The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan with respect to any leave of absence taken by the recipient of any Option awarded hereunder.  Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

(i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and

(ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

(m)           Non-Uniform Determinations.  The Committee’s determinations under the Plan (including, without limitation, determination of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

9.           Agreement by Optionee Regarding Withholding Taxes.  If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:

(a)           No later than the date of exercise of any Option granted hereunder, the Optionee will pay to AmerAlia or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option;

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(b)           AmerAlia shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.  For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred; and

(c)  AmerAlia shall not be obligated to advise any Optionee of the existence of any such tax or the amount which AmerAlia will be so required to withhold.

10.           Agreement by Optionee With Respect to Section 16.  If the Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this option shall not be effective until such person complies with the reporting requirements of Section 16(a).

11.           Term of Plan.  Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of AmerAlia, whichever is earlier.

12.           Amendment and Termination of the Plan.

(a) (i)  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan;

(ii)  provided, however, that any amendment that would:  (A)  materially increase the benefits accruing to participants under the Plan, or  (B)  increase the number of shares of Common Stock as to which Options may be granted under the Plan or (C)  materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the holders of a majority of the shares of Common Stock of AmerAlia presented or represented, and entitled to vote at a duly constituted and held meeting of shareholders;

(iii)  provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof shall not require such approval.

(b)  Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

13.           Approval of Shareholders.  The Plan shall take effect upon its adoption by the Board but shall be subject to the approval of the holders of the shares of Common Stock of AmerAlia present or represented and entitled to vote at a duly constituted and held meeting of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board. If the shareholders do not approve this plan within the 12 month period set forth in the preceding sentence, all Incentive Stock Options granted hereunder will be converted to Non-Qualified Stock Options and the Committee will not be able to issue Incentive Stock Options thereafter.

14.           Assumption.  The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to AmerAlia and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor corporation shall not otherwise be obligated to assume this Plan.

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15.           Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of AmerAlia or of any Subsidiary, or by any shareholder of AmerAlia or of any Subsidiary against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against AmerAlia or any Subsidiary, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

16.           Tax Litigation.  AmerAlia shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

17.           Adoption.

(a)  This Plan was approved by the Board of Directors of AmerAlia at a meeting on May 13, 2010.

(b)  This Plan was approved by the shareholders of AmerAlia at a meeting on ●, 2010.

AmerAlia, Inc.

Seal

ATTEST:                                                                                               By:       /s/ Bill H. Gunn
             Bill H. Gunn, President

/s/ Robert C.J. van Mourik
Robert C.J. van Mourik, Secretary

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